UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21680

Virtus Total Return Fund

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

William Renahan, Esq.

Vice President, Chief Legal Officer and Secretary for Registrant

100 Pearl Street

Hartford, CT 06103-4506

(Name and address of agent for service)

Registrant’s telephone number, including area code: (866) 270-7788

Date of fiscal year end: November 30

Date of reporting period: November 30, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

ANNUAL REPORT

Not FDIC Insured No Bank Guarantee May Lose Value	November 30, 2016

MESSAGE TO SHAREHOLDERS

Dear Virtus Total Return Fund Shareholder:

I am pleased to share the annual report for the Virtus Total Return Fund that discusses performance for the 12-month period ended November 30, 2016. The report includes commentary from the fund’s co-portfolio managers, Duff & Phelps Investment Management and Newfleet Asset Management, on market conditions and how their respective equity and fixed income portions of the portfolio performed during the period. Newfleet’s commentary also discusses the performance contribution of the options overlay strategy.

For the fiscal year ended November 30, 2016, the fund’s net asset value (NAV) gained 10.09%, including $0.40 in reinvested distributions. During the same period, the fund’s composite benchmark, consisting of 60% MSCI World Infrastructure Sector Capped Index and 40% Bloomberg Barclays U.S. Aggregate Bond Index, gained 3.81%, including reinvested dividends. Performance for the composite’s underlying indices over this period included a gain of 4.77% for the MSCI World Infrastructure Sector Capped Index and a gain of 2.17% for the Bloomberg Barclays U.S. Aggregate Bond Index.

I welcome new investors to the fund and thank all of our shareholders for entrusting your assets to us. Should you have any questions or require support, the Virtus customer service team is ready to assist you at 1-866-270-7788 or through the closed-end fund section of our website, www.virtus.com.

Sincerely,

George R. Aylward

President and Trustee

Virtus Total Return Fund

January 2017

This information does not represent an offer, or the solicitation of an offer, to buy or sell securities of the Fund.

Performance data quoted represents past results. Past performance is no guarantee of future results and current performance may be higher or lower than performance shown.

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE

NOVEMBER 30, 2016

(Unaudited)

About The Fund

The Virtus Total Return Fund (NYSE: DCA), (the “Fund”) is invested in a balance of approximately 60% equity and 40% fixed income. The Fund’s investment objective is total return, consisting of both capital appreciation and current income. There is no guarantee that the Fund will achieve its investment objective.

The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on its investments. As of November 30, 2016, the Fund’s leverage consisted of $47 million of borrowings made pursuant to a line of credit, which represented about 26% of the Fund’s total assets.

Manager Comments – Duff & Phelps Investment Management Co. (DPIM)

The equity portion of the Fund’s portfolio is invested globally in owners/operators of infrastructure in the communications, utility, energy, and transportation industries (also referred to as “essential services”). DPIM manages the equity portion, utilizing its global infrastructure strategy that leverages the company’s in-depth fundamental research expertise in income-producing securities. The following commentary is provided by the portfolio management team at DPIM and covers the Fund’s equity portfolio from December 1, 2015 through November 30, 2016.

How did the equity markets perform during the fiscal year ended November 30, 2016?

For the 12 months ended November 30, 2016, developed world equity markets, as measured by the MSCI World Index, posted positive returns despite multiple challenges. Unexceptional economic outlooks across much of the world and widespread political election uncertainties resulted in significant market volatility. In the second half of the fiscal year, we saw the United Kingdom vote to leave the European Union (referred to as “Brexit”) and businessman Donald Trump win the U.S. presidential election. Both outcomes were viewed as surprising by the market, causing short-lived selloffs followed by strong rallies.

U.S. stock markets ended the fiscal year among the strongest performers in the developed world. After a volatile first half in which the Federal Reserve (the “Fed”) raised the targeted fed funds rate by 25 basis points in December 2015, U.S. stocks moved upward in the second half of the fiscal year as expectations for multiple Fed rate hikes in 2016 diminished, Brexit fears were forgotten, and OPEC reached an agreement on oil production cuts. The rally was capped off in November with the “Trump trade”, as the potential for tax reforms, deregulation, and economic stimulus were viewed as positive for U.S. growth prospects.

What factors affected the Fund’s equity performance during the fiscal year?

Similar to the broader equity markets, the sectors in which the Fund invests experienced significant volatility over the course of the fiscal year. However, the equity portion of the Fund outperformed developed market equities (as measured by the MSCI World Index) and its benchmark over the period. The primary contributor to the Fund’s outperformance versus the benchmark was stock selection in utilities and communications. The Fund’s overweight in energy also contributed to the outperformance as that sector had the highest total returns in the portfolio. Detracting slightly from relative outperformance was the overweight in the transportation and utilities sectors.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

Utilities in several countries were buoyed by accommodative central bank policies. The Fund was overweight U.S. utilities, which sold off around the Fed’s December 2015 rate hike, but rebounded strongly in the first half of the fiscal year when investors sensed a less hawkish Fed. However, utilities lost ground during the final quarter as investors rotated out of defensive names due to strong relative performance and the return of rising interest rate concerns. Stock selection in communications was also a contributor to positive performance mainly due to an underweight in the poorly performing European telecommunications companies, as improvements in fundamentals lagged valuations and acquisition activity came to a halt.

What is your outlook for the equity markets?

As we enter a new fiscal year, we expect equity market performance will remain volatile as the market absorbs the numerous economic and political factors in play. While the U.S. economy appears to be gathering strength, the full impact of President-elect Trump’s emerging policy changes are still unknown. Following the 25 basis point increase in the fed funds rate on December 14, 2016, more tightening is likely in 2017, in contrast to the accommodative policies by central banks in other developed markets. Anxiety with respect to Europe is high given the slow pace of the European recovery, upcoming elections in France and Germany, quantitative easing by the European Central Bank, and the Brexit transition. Given the uncertainties, we believe that the sector and regional diversity that our strategy provides can offer benefits to investors. We believe that the companies in the portfolio will continue to generate attractive dividends, which helps support the income the Fund pays to shareholders.

Manager Comments – Newfleet Asset Management, LLC (Newfleet)

The Fund’s fixed income allocation seeks to generate high current income and total return, capitalizing on opportunities across undervalued sectors of the bond market. Newfleet’s multi-sector strategies team manages the fixed income portion, leveraging the knowledge and skills of investment professionals with expertise in every sector of the bond market, including evolving, specialized, and out-of-favor sectors. The team employs active sector rotation and disciplined risk management for portfolio construction, avoiding interest rate bets and remaining duration neutral. Newfleet also manages the Fund’s options overlay strategy. The options overlay strategy seeks to generate additional income through the purchase and sale of paired out-of-the-money puts and calls. The following commentary is provided by the portfolio management team at Newfleet’s and covers the Fund’s fixed income portfolio and options overlay strategy for the fiscal year ended November 30, 2016.

How did the global fixed income markets perform during the fiscal year ending November 30, 2016?

Most spread sectors outperformed U.S. Treasuries during the fiscal year. The Fed’s dovish stance in mid-February sparked a rally that turned around a volatile time period that began with fresh concerns over China, plummeting oil prices, and fears that the Fed had raised rates too soon.

In late June volatility returned briefly with fallout from the UK’s decision to leave the European Union (EU). Bond yields in the U.S., Japan, and across Europe fell to

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

historic lows in early July as investors fled to the safety of bonds on global growth concerns fueled by the Brexit decision. Markets recovered rather quickly however from the initial shock of the Brexit vote. Easing by major central banks and a weaker U.S. dollar helped to improve global risk sentiment and stabilize markets.

September brought heightened concerns over the ability and willingness of central banks to fight chronic low inflation and weak growth, as the decision by the European Central Bank (ECB) to leave interest rates and its stimulus program unchanged was a precipitating factor in a widespread market selloff, reinforced by fears that the Bank of Japan (BOJ) had run out of quantitative easing tools. Hawkish signals from the U.S. Federal Reserve added to the volatility. The BOJ subsequently decided not to change rates but to shift its focus to stabilizing the long end of the yield curve. This bolstered market sentiment, as did the Fed’s eventual decision to stand pat at its September meeting.

The unexpected election of Donald Trump as the 45th president of the U.S. sparked another bout of volatility in early November. President-elect Trump’s campaign, which focused on immigration, trade, tax cuts and infrastructure spending, was largely perceived by the market as faster growth and increased inflation expectations, causing the yield on the 10yr U.S. Treasury to rise 52 bps by the end of the month. In late November, oil prices benefitted from OPEC’s decision to cut production for the first time in eight years.

Over the past 12 months, yields increased across the U.S. Treasury curve, more so at the short end of the curve and the curve flattened slightly.

What factors affected the performance of the Fund’s fixed income portfolio during the fiscal year?

The underperformance of U.S. Treasuries (and the Fund’s underweight in U.S. Treasuries) relative to most fixed income spread sectors was the key driver of outperformance of the fixed income component of the Fund for the fiscal year ended November 30, 2016. Among fixed income sectors, the Fund’s allocation to corporate high yield bonds, and issue selection within the emerging market high yield and corporate high quality bond sectors, were the largest positive contributors to performance for the fiscal year.

Though exposure to the high yield sector contributed to the Fund’s overall performance, our bias toward higher quality securities detracted from returns in a period in which lower quality outperformed.

How did the options overlay strategy perform for the Fund during the fiscal year?

The Fund benefited from the options overlay strategy both from an income and total return perspective. This strategy seeks to generate additional income through the use of index-based, out-of-the money put and call spreads. This strategy is driven by implied volatility, as measured by the CBOE Volatility Index (or “VIX” as it’s also known), and seeks to exploit pricing inefficiencies in options on the S&P 500® Index.

Overall, 2016 was a year characterized by range-bound prices and low volatility. While a tight trading range is generally good for the options overlay strategy, the reduced volatility can lead to losses when occasional price gap events occur. Strategy positioning that was influenced by the low volatility environment of late 2015 had adverse consequences during the historically bad first

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

two weeks of 2016, and January was the worst month in the strategy’s track record. The strategy had no more negative trade results after that event, and enhanced the Fund’s total return by 2.02% (gross of fees) for the full year.

What is your outlook for fixed income markets?

The surprise victory of Donald Trump in the 2016 U.S. presidential election is an appropriate starting point for laying out our 2017 outlook. To a large degree, it is too early to tell what the market impact of a Trump presidency ultimately will be. Details of the president-elect’s economic plan have been sparse, but early indications are for growth-oriented policies that involve tax cuts, infrastructure spending, and a tax holiday for repatriation of cash held abroad. Trump’s protectionist stance on trade is a potential offset to growth. Regardless of his policies, we believe that the uncertainty created by the Trump presidency will drive market volatility higher. As we have consistently demonstrated over time, we will seek to take advantage of that volatility.

Post-election Treasury yields have surged dramatically as a result of increased expectations for higher growth and higher inflation under the new political regime. Potential policies that promote a turn away from globalization will be important to monitor, as the evolution of global trade has broad implications for inflation, commodity prices, growth, and trends in credit quality. In general, our overweight to credit sectors should perform well in a growth-driven, rising-rate environment given the excess yield over Treasuries and expectations of further spread tightening. We continue to maintain our up-in-quality bias in leveraged finance based on current valuations, and seek to take advantage of market dislocations as increased volatility should create greater opportunities for alpha generation. Additionally, we continue to be favorable on valuations in residential mortgage-backed securities (RMBS) and out-of-index asset-backed securities (ABS). These securities tend to be less sensitive to interest rates given lack of extension risk in RMBS and the short duration nature and excess spread of ABS.

We continue to believe that the Fed’s rate increases will be gradual and transparent and that the central bank will remain cautious and data dependent throughout 2017. Increased infrastructure spending, regulatory relief in certain industries, and potential tax cuts have all contributed to expectations for higher inflation, as evidenced by the 17 basis point spike in the 10-year U.S. Treasury yield breakeven rate after the election. Fiscal spending should translate into higher growth and increased borrowing at both the federal and municipal levels. The potential for a fiscal boost to growth is offset by the expected negative impact of Trump’s proposed trade restrictions on global GDP. Overall, Fed futures were effectively pricing in a December rate hike (showing a 92% probability as of November 2016) a week after the election. Together, the stimulus-driven boost to growth and the risk of increased inflation have accelerated the assumed pace of rate hikes over the next few years, though we continue to stress that these hikes will be gradual. We believe that one or two rate hikes potentially may happen in 2017, but it will be dependent on the markets, the economy, and Trump’s policies. Worthy of note, Trump has been critical of Fed Chair Janet Yellen and has taken a fairly hawkish tone on monetary policy. Whether this posture changes now that he is president-elect is yet to be determined.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued)

NOVEMBER 30, 2016

(Unaudited)

As we look ahead to 2017, what does this mean for the fixed income markets? We believe opportunities exist and effective credit selection is of the utmost importance and will drive returns for 2017.

The preceding information is the opinion of portfolio management only through the end of the period of the report as stated on the cover. Any such opinions are subject to change at any time based upon market conditions and should not be relied upon as investment advice.

There can be no assurance that the Fund will achieve its investment objectives.

The Fund’s portfolio holdings are subject to change and may not be representative of the portfolio managers’ current or future investments. The mention of individual securities held by the Fund is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional.

Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small or medium-sized companies may enhance that risk.

Credit & Interest: Debt securities are subject to various risks, the most prominent of which are credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt securities may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.

Foreign Investing: Investing internationally involves additional risks such as currency, political, accounting, economic, and market risk.

High Yield-High Risk Fixed Income Securities: There is a greater level of credit risk and price volatility involved with high yield securities than investment grade securities.

Industry/Sector Concentration: A fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.

Leverage: When a fund leverages its portfolio, the value of its shares may be more volatile and all other risks may be compounded.

Call/Put Spreads: Buying and selling call and put option spreads on the SPX Index risks the loss of the premium when buying and may increase downside losses.

Market Price/NAV: Shares of closed-end funds often trade at a discount to their net asset value, which may increase investors’ risk of loss. At the time of sale, an investor’s shares may have a market value that is above or below the fund’s NAV.

For information regarding the indexes and certain key investment terms, see Key Investment Terms starting on page 8

VIRTUS TOTAL RETURN FUND

NOVEMBER 30, 2016

(Unaudited)

The following tables present the portfolio holdings within certain sectors or countries as a percentage of total investments net of written options at November 30, 2016.

Asset Allocation

Common Stocks		59%
Utilities	25%
Industrials	16
Energy	12
All other common stock sectors	6
Corporate Bonds		22
Energy	5
Financials	5
Consumer Discretionary	3
All other corporate bond sectors	9
Mortgage Backed Securities		7
Foreign Government Securities		4
Loan Agreements		4
Asset-Backed Securities		2
Preferred Stocks		1
Other		1

		100%

Country Weightings

United States	59%
Canada	9
Australia	6
Spain	6
United Kingdom	3
Italy	2
Brazil	1
Other	14

Total	100%

VIRTUS TOTAL RETURN FUND

KEY INVESTMENT TERMS

NOVEMBER 30, 2016 (Unaudited)

American Depositary Receipt (ADR)

Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.

Bank of Japan (BOJ)

One of the world’s major central banks, the Bank of Japan is responsible for issuing the country’s currency, managing monetary policy, and maintaining financial system stability.

Bloomberg Barclays U.S. Aggregate Bond Index

The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Chicago Board Options Exchange (CBOE) Volatility Index

The Chicago Board Options Exchange (CBOE) Volatility Index (“VIX®”) shows the market’s expectation of 30-day volatility. It is constructed using the implied volatilities of a wide range of S&P 500® index options. This volatility is meant to be forward looking and is calculated from both calls and puts. The VIX® is a widely used measure of market risk and is often referred to as the “investor fear gauge.” The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Composite Index for Total Return Fund

A composite index which consists of 60% MSCI World Infrastructure Sector Capped Index (net) and 40% Bloomberg Barclays U.S. Aggregate Bond Index. The MSCI World Infrastructure Sector Capped Index (net) is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure sectors have a combined weight of the remaining one-third of the index. The Bloomberg Barclays U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The indices are unmanaged and their returns do not reflect any fees, expenses, or sales charges, and they are not available for direct investment.

European Central Bank (“ECB”)

The European Central Bank (ECB) is responsible for conducting monetary policy for the eurozone. The ECB was established as the core of the Eurosystem and the European System of Central Banks (ESCB). The ESCB comprises the ECB and the national central banks (NCBs) of all 17 European Union Member States whether they have adopted the Euro or not.

European Union (“EU”)

The European Union (“EU”) is a unique economic and political union of 28 European countries. The EU was created in the aftermath of the Second World War that has become a single market for goods and services and it created the single currency the euro.

VIRTUS TOTAL RETURN FUND

KEY INVESTMENT TERMS (Continued)

NOVEMBER 30, 2016 (Unaudited)

Exchange-Traded Funds (ETF)

An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.

Federal Reserve (the “Fed”)

The Central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.

Gross Domestic Product (GDP)

The gross domestic product (GDP) represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs and the foreign trade balance.

MSCI World Index (net)

The MSCI World Index (net) is a free float-adjusted market capitalization-weighted index that measures developed global market equity performance. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

MSCI World Infrastructure Sector Capped Index (net)

The MSCI World Infrastructure Sector Capped Index is a market capitalization weighted index that measures performance of global infrastructure companies by capturing broad and diversified opportunities across telecommunication, utilities, energy, transportation and social infrastructure sectors. The telecommunication infrastructure and utilities sector each represent one-third of the index weight, while energy, transportation and social infrastructure have a combined weight of the remaining one-third of the index. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Organization of the Petroleum Exporting Countries (OPEC)

The Organization of the Petroleum Exporting Countries was originally organized in September 1960 with 5 member countries and there are currently 12 member countries. The organization’s objective is to co-ordinate and unify petroleum policies among member countries, in order to secure fair and stable prices for petroleum producers; an efficient, economic and regular supply of petroleum to consuming nations; and a fair return on capital to those investing in the industry.

Payment-in-Kind (PIK)

A bond that pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.

Quantitative Easing

A government monetary policy occasionally used to increase the money supply by buying government securities or other securities from the market. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity.

VIRTUS TOTAL RETURN FUND

KEY INVESTMENT TERMS (Continued)

NOVEMBER 30, 2016 (Unaudited)

S&P 500® Index

The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

Yield Curve

A line that plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. The most frequently reported yield curve compares the three-month, two-year, five-year and 30-year U.S. Treasury debt. This yield curve is used as a benchmark for other debt in the market, such as mortgage rates or bank lending rates. The curve is also used to predict changes in economic output and growth.

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
U.S. GOVERNMENT SECURITIES—0.7%
U.S. Treasury Note 1.250%, 3/31/21	$845		$826
TOTAL U.S. GOVERNMENT SECURITIES
(Identified Cost $831)			826
FOREIGN GOVERNMENT SECURITIES—5.6%
Argentine Republic
144A 7.500%, 4/22/26(3)	300		303
144A 7.875%, 6/15/27(3)	275		268
8.280%, 12/31/33	351		360
144A 7.125%, 7/6/36(3)	170		157
Bolivarian Republic of Venezuela
RegS 7.000%, 12/1/18(4)	27		16
RegS 7.750%, 10/13/19(4)	26		13
RegS 8.250%, 10/13/24(4)	165		72
RegS 7.650%, 4/21/25(4)	465		198
9.375%, 1/13/34	195		86
Dominican Republic 144A 6.875%, 1/29/26(3)	165		171
Federative Republic of Brazil
12.500%, 1/5/22	250	BRL	80
Treasury Note Series F, 10.000%, 1/1/23	710	BRL	203
8.500%, 1/5/24	415	BRL	112
Treasury Note Series F, 10.000%, 1/1/25	280	BRL	79
5.625%, 1/7/41	155		136
Kingdom of Bahrain 144A 7.000%, 10/12/28(3)	200		202
Kingdom of Jordan 144A 5.750%, 1/31/27(3)	200		189
Kingdom of Morocco 144A 5.500%, 12/11/42(3)	200		203
Kingdom of Saudi Arabia 144A 3.250%, 10/26/26(3)	210		198
Mongolia 144A 5.125%, 12/5/22(3)	200		164
Provincia de Buenos Aires 144A 9.125%, 3/16/24(3)	195	EUR	207
Republic of Chile 5.500%, 8/5/20	100,500	CLP	155
Republic of Colombia
4.375%, 3/21/23	229,000	COP	64
9.850%, 6/28/27	471,000	COP	179

	PAR VALUE		VALUE
FOREIGN GOVERNMENT SECURITIES (continued)
Republic of Costa Rica 144A 7.000%, 4/4/44(3)	$200		$185
Republic of Cote d’Ivoire 144A 6.375%, 3/3/28(3)	200		194
Republic of El Salvador 144A 6.375%, 1/18/27(3)	285		251
Republic of Indonesia Series FR56, 8.375%, 9/15/26	4,365,000	IDR	330
Republic of Romania 144A 6.750%, 2/7/22(3)	160		183
Republic of South Africa
Series R203, 8.250%, 9/15/17	1,160	ZAR	83
Series R208, 6.750%, 3/31/21	2,040	ZAR	136
4.300%, 10/12/28	200		185
Republic of Turkey
9.000%, 3/8/17	285	TRY	83
6.250%, 9/26/22	200		209
4.875%, 10/9/26	535		498
4.875%, 4/16/43	200		159
Russian Federation 144A 7.850%, 3/10/18(3)	10,000	RUB	154
Sultanate of Oman 144A 4.750%, 6/15/26(3)	270		261
Ukraine 144A 7.750%, 9/1/26(3)	200		179
United Mexican States
Series M, 6.500%, 6/9/22	2,874	MXN	136
4.750%, 3/8/44	124		110
TOTAL FOREIGN GOVERNMENT SECURITIES
(Identified Cost $8,148)			7,151
MORTGAGE-BACKED SECURITIES—8.9%
Agency—3.0%
FHLMC
3.500%, 3/1/45	210		216
3.500%, 4/1/46	293		300
FNMA
3.000%, 4/1/43	150		150
3.000%, 6/1/43	272		272
3.000%, 7/1/43	269		269
3.000%, 8/1/43	236		236
3.500%, 8/1/45	187		192
3.000%, 11/1/45	251		250

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Agency (continued)
3.000%, 12/1/45	$258	$257
3.500%, 12/1/45	665	683
3.500%, 1/1/46	197	203
3.000%, 2/1/46	356	354
3.000%, 7/1/46	411	409

		3,791

Non-Agency—5.9%
American Homes 4 Rent
14-SFR2, C 144A 4.705%, 10/17/36(3)	195	205
15-SFR2, C 144A 4.691%, 10/17/45(3)	185	194
15-SFR1, A 144A 3.467%, 4/17/52(3)	175	177
Ameriquest Mortgage Securities, Inc. 03-AR3, M4 4.385%, 6/25/33(2)	125	120
AMSR Trust 16-SFR1, D 144A 2.950%, 11/17/33(2)(3)	180	180
Aventura Mall Trust 13-AVM, C 144A 3.867%, 12/5/32(2)(3)	215	223
Banc of America Funding Trust 05-1, 1A1 5.500%, 2/25/35	13	13
Bank of America (Countrywide) Asset-Backed Certificates
05-1, AF5A 5.145%, 7/25/35(2)	201	209
05-12, 2A4 5.575%, 2/25/36(2)	160	159
Bank of America (Countrywide) Home Loan Mortgage Pass-Through-Trust 05-6, 2A1 5.500%, 4/25/35	65	64
Bank of America (Merrill Lynch – Countrywide) Alternative Loan Trust 04-22CB, 1A1 6.000%, 10/25/34	135	145

	PAR VALUE	VALUE
Non-Agency (continued)
Bayview Opportunity Master Fund IVa Trust 16-SPL1, B1 144A 4.250%, 4/28/55(3)	$145	$148
Citigroup Mortgage Loan Trust, Inc.
05-5, 2A3 5.000%, 8/25/35	49	49
15-A, A1 144A 3.500%, 6/25/58(2)(3)	141	141
Colony American Finance Ltd. 15-1 144A 2.896%, 10/15/47(3)	135	135
Colony Starwood Homes Trust 16-2A, C 144A 2.685%, 12/17/33(2)(3)	185	185
Credit Suisse Commercial Mortgage-Backed Trust 07-C5, A1AM 5.870%, 9/15/40(2)	188	175
Credit Suisse Mortgage-Backed Trust 06-08, 3A1 6.000%, 10/25/21	80	76
Deutsche Bank-UBS Mortgage Trust 11-LC3A, D 144A 5.510%, 8/10/44(2)(3)	175	181
GAHR Commercial Mortgage Trust 15-NRF, CFX 144A 3.495%, 12/15/34(2)(3)	140	141
GSAA Home Equity Trust 05-12, AF3W 4.999%, 9/25/35(2)	45	46
GSR Mortgage Loan Trust 06-1F, 2A4 6.000%, 2/25/36	68	59
Home Equity Loan Trust 07-HSA3, AI4 6.110%, 6/25/37(2)	300	302
Jefferies Resecuritization Trust 14-R1, 2A1 144A 4.000%, 12/27/37(3)	70	69
JPMorgan Chase Mortgage Trust
14-1, 1A1 144A 4.000%, 1/25/44(2)(3)	121	125

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
16-1, M2 144A 3.750%, 4/25/45(2)(3)	$126	$126
16-2, M2 144A 3.750%, 12/25/45(2)(3)	241	241
MASTR Adjustable Rate Mortgages Trust 05-1, 3A1 3.327%, 2/25/35(2)	102	93
MASTR Alternative Loan Trust
04-4, 6A1 5.500%, 4/25/34	83	86
04-6, 7A1 6.000%, 7/25/34	224	221
MASTR Reperforming Loan Trust 05-1, 1A5 144A 8.000%, 8/25/34(3)	109	113
Mill City Mortgage Loan Trust 16-1, M1 144A 3.150%, 4/25/57(2)(3)	125	123
Morgan Stanley – Bank of America (Merrill Lynch) Trust 15-C26, C 4.558%, 10/15/48(2)	135	133
Morgan Stanley Capital I Trust 07-IQ14, AM 5.871%, 4/15/49(2)	115	112
Motel 6 Trust 15-MTL6, D 144A 4.532%, 2/5/30(3)	125	125
Nomura Asset Acceptance Corp. 04-R3, A1 144A 6.500%, 2/25/35(3)	90	88
Resecuritization Pass-Through Trust 05-BR, A5 6.000%, 10/25/34	81	81
Residential Asset Mortgage Products, Inc. 04-SL4, A3 6.500%, 7/25/32	77	78
Residential Asset Securitization Trust 05-A1, A3 5.500%, 4/25/35	137	137
Sequoia Mortgage Trust
14-2, A1 144A 4.000%, 7/25/44(2)(3)	47	47

	PAR VALUE	VALUE
Non-Agency (continued)
14-4, A6 144A 3.500%, 11/25/44(2)(3)	$145	$145
15-1, A1 144A 3.500%, 1/25/45(2)(3)	91	92
Structured Asset Securities Corp. 03-AL1, A 144A 3.357%, 4/25/31(3)	110	108
Structured Asset Securities Corp. Mortgage-Pass-Through Certificates 02-AL1, A3 3.450%, 2/25/32	216	214
Towd Point Mortgage Trust
15-1, A2 144A 3.250%, 10/25/53(2)(3)	125	123
15-5, A2 144A 3.500%, 5/25/55(2)(3)	160	155
16-4, A1 144A 2.250%, 7/25/56(2)(3)	97	96
15-2, 1M1 144A 3.250%, 11/25/60(2)(3)	245	225
Vericrest Opportunity Loan Trust
15-NP11, A1 144A 3.625%, 7/25/45(2)(3)	88	88
16-NPL9, A1 144A 3.500%, 9/25/46(2)(3)	98	98
15-NPL2, A1 144A 3.375%, 2/25/55(2)(3)	77	78
15-NPL4, A1 144A 3.500%, 2/25/55(2)(3)	55	55
15-NPL3, A1 144A 3.375%, 10/25/58(2)(3)	74	74
Wells Fargo (Royal Bank of Scotland plc) Commercial Mortgage Trust 11-C5, C 144A 5.862%, 11/15/44(2)(3)	130	140
Wells Fargo (Wachovia Bank) Commercial Mortgage Trust
15-LC20, B 3.719%, 4/15/50	185	186

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
MORTGAGE-BACKED SECURITIES (continued)
Non-Agency (continued)
07-C33, A5 6.170%, 2/15/51(2)	$300	$306

		7,508
TOTAL MORTGAGE-BACKED SECURITIES
(Identified Cost $11,381)		11,299
ASSET-BACKED SECURITIES—2.1%
CarFinance Capital Auto Trust
14-1A, D 144A 4.900%, 4/15/20(3)	265	265
15-1A, C 144A 3.580%, 6/15/21(3)	445	446
Citi Held For Asset Issuance 15-PM3, B 144A 4.310%, 5/16/22(3)	175	175
DB Master Finance LLC 15-A1, A2II 144A 3.980%, 2/20/45(3)	49	49
Drive Auto Receivables Trust 16-CA, C 3.020%, 11/15/21(3)	175	175
Exeter Automobile Receivables Trust
14-1A, C 144A 3.570%, 7/15/19(3)	140	141
15-A1, C 144A 4.100%, 12/15/20(3)	185	188
15-2A, C 144A 3.900%, 3/15/21(3)	185	188
Fairway Outdoor Funding LLC 12-1A, A2 144A 4.212%, 10/15/42(3)	212	214
Flagship Credit Auto Trust 14-1, E 144A 5.710%, 8/16/21(3)	150	152
Foursight Capital Automobile Receivables Trust 15-1, B 144A 4.120%, 9/15/22(3)	225	225
LEAF Receivables Funding 9 LLC 15-1, E2 144A 6.000%, 6/15/23(3)	110	107

	PAR VALUE	VALUE
ASSET-BACKED SECURITIES (continued)
U-Haul S Fleet LLC 10-BT1A, 1 144A 4.899%, 10/25/23(3)	$118	$119
Wendy’s Funding LLC 15-1A, A2II 144A 4.080%, 6/15/45(3)	223	222
TOTAL ASSET-BACKED SECURITIES
(Identified Cost $2,656)		2,666
CORPORATE BONDS AND NOTES—29.4%
Consumer Discretionary—4.2%
Allison Transmission, Inc. 144A 5.000%, 10/1/24(3)	40	40
AMC Entertainment Holdings, Inc. 144A 5.875%, 11/15/26(3)	35	35
Beazer Homes USA, Inc. 5.750%, 6/15/19	110	114
Boyd Gaming Corp. 6.875%, 5/15/23	85	91
Brookfield Residential Properties, Inc. 144A 6.125%, 7/1/22(3)	65	66
Cablevision Systems Corp. 5.875%, 9/15/22	160	150
Caesars Entertainment Operating Co., Inc. 1.500%, 2/15/20(16)	70	72
Caesars Entertainment Resort Properties LLC 8.000%, 10/1/20	50	53
Caesars Growth Properties Holdings LLC 9.375%, 5/1/22	165	177
CBS Radio, Inc. 144A 7.250%, 11/1/24(3)	15	16
CCO Holdings LLC 144A 5.500%, 5/1/26(3)	85	86
Clear Channel Worldwide Holdings, Inc. Series B 7.625%, 3/15/20	275	272
Columbus Cable Barbados Ltd. Series B,144A 7.375%, 3/30/21(3)(12)	200	213

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Discretionary (continued)
Cooper-Standard Automotive, Inc. 144A 5.625%, 11/15/26(3)	$130	$127
CSC Holdings LLC 144A 10.875%, 10/15/25(3)	200	233
Dana Financing Luxembourg S.a.r.l. 144A 6.500%, 6/1/26(3)	50	52
Diamond Resorts International, Inc. 144A 7.750%, 9/1/23(3)	15	15
DISH DBS Corp. 7.750%, 7/1/26	10	11
Grupo Televisa SAB 4.625%, 1/30/26(12)	200	200
Hanesbrands, Inc.
144A 4.625%, 5/15/24(3)	30	30
144A 4.875%, 5/15/26(3)	55	55
International Game Technology plc 144A 6.250%, 2/15/22(3)	220	235
Landry’s, Inc. 144A 6.750%, 10/15/24(3)	50	50
Live Nation Entertainment, Inc. 144A 4.875%, 11/1/24(3)	90	90
M/I Homes, Inc. 6.750%, 1/15/21	105	110
MDC Holdings, Inc. 5.500%, 1/15/24	175	182
Meritor, Inc. 6.750%, 6/15/21	70	71
MGM Resorts International 6.000%, 3/15/23	95	102
MPG Holdco I, Inc. 7.375%, 10/15/22	175	180
New York University 4.142%, 7/1/48	115	107
Newell Brands, Inc. 5.000%, 11/15/23	25	27

	PAR VALUE	VALUE
Consumer Discretionary (continued)
Pinnacle Entertainment, Inc. 144A 5.625%, 5/1/24(3)	$85	$85
QVC, Inc. 5.125%, 7/2/22(12)	125	128
RCN Telecom Services LLC (RCN Capital Corp.) 144A 8.500%, 8/15/20(3)	105	111
Scientific Games International, Inc.
6.625%, 5/15/21	115	93
144A 7.000%, 1/1/22(3)	115	122
SFR (Numericable) Group S.A. 144A 6.000%, 5/15/22(3)(12)	225	228
Signet UK Finance plc 4.700%, 6/15/24	185	175
Six Flags Entertainment Corp. 144A 4.875%, 7/31/24(3)	140	136
TI Group Automotive Systems LLC 144A 8.750%, 7/15/23(3)	170	176
Toll Brothers Finance Corp.
5.625%, 1/15/24	35	36
4.875%, 11/15/25	235	232
TRI Pointe Group, Inc. 5.875%, 6/15/24	185	188
VTR Finance BV 144A 6.875%, 1/15/24(3)	200	204
Ziggo Bond Finance BV 144A 6.000%, 1/15/27(3)	200	193

		5,369

Consumer Staples—0.8%
Coty, Inc. 3.092%, 10/27/22	24	24
Dole Food Co., Inc. 144A 7.250%, 5/1/19(3)	110	112
ESAL GmbH 144A 6.250%, 2/5/23(3)	200	192
Pilgrim’s Pride Corp. 144A 5.750%, 3/15/25(3)	75	75

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Consumer Staples (continued)
Post Holdings, Inc. 144A 5.000%, 8/15/26(3)	$170	$162
Rite Aid Corp. 144A 6.125%, 4/1/23(3)	50	54
Safeway, Inc. 7.250%, 2/1/31	105	102
Tops Holding LLC (Tops Markets II Corp.) 144A 8.000%, 6/15/22(3)	190	165
Whole Foods Market Inc 5.200%, 12/3/25	110	115

		1,001

Energy—7.0%
Alberta Energy Co., Ltd. 8.125%, 9/15/30	75	86
Anadarko Petroleum Corp.
4.850%, 3/15/21	30	32
5.550%, 3/15/26	45	49
6.600%, 3/15/46	100	117
Antero Midstream Partners LP (Antero Midstream Finance Corp.) 144A 5.375%, 9/15/24(3)	50	51
Antero Resources Corp. 5.625%, 6/1/23	95	97
Archrock Partners LP 6.000%, 10/1/22	155	147
Blue Racer Midstream LLC 144A 6.125%, 11/15/22(3)	65	63
Callon Petroleum Co. 144A 6.125%, 10/1/24(3)	60	62
Carrizo Oil & Gas, Inc. 6.250%, 4/15/23	145	149
Cheniere Corpus Christi Holdings LLC 144A 7.000%, 6/30/24(3)	265	285
Cimarex Energy Co. 4.375%, 6/1/24	100	102
Compagnie Generale de Geophysique-Veritas 6.500%, 6/1/21	200	84

	PAR VALUE	VALUE
Energy (continued)
Concho Resources, Inc. 5.500%, 4/1/23	$60	$62
CONSOL Energy, Inc. 5.875%, 4/15/22	130	125
Continental Resources, Inc.
5.000%, 9/15/22	115	115
4.500%, 4/15/23	65	64
Crestwood Midstream Partners LP (Crestwood Midstream Finance Corp.) 6.250%, 4/1/23	190	194
Diamondback Energy, Inc. 144A 4.750%, 11/1/24(3)	25	25
Ecopetrol S.A.
5.875%, 9/18/23	145	150
5.375%, 6/26/26	190	183
Enbridge Energy Partners LP 4.375%, 10/15/20	35	37
Encana Corp. 3.900%, 11/15/21	70	69
Energy Transfer Equity LP 5.875%, 1/15/24	190	197
EnLink Midstream Partners LP 4.850%, 7/15/26	20	20
EnQuest plc 7.000%, 4/15/22	208	137
EP Energy LLC (Everest Acquisition Finance, Inc.)
6.375%, 6/15/23	95	67
144A 8.000%, 11/29/24(3)	10	10
FTS International, Inc. 6.250%, 5/1/22	90	60
Gazprom OAO (Gaz Capital S.A.) 144A 6.000%, 11/27/23(3)(8)(12)	200	210
Helmerich & Payne International Drilling Co. 4.650%, 3/15/25	110	112
Holly Energy Partners LP 144A 6.000%, 8/1/24(3)	20	21

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Energy (continued)
HollyFrontier Corp 5.875%, 4/1/26	$215	$216
KazMunayGas National Co. JSC 144A 6.375%, 4/9/21(3)	200	213
Kinder Morgan, Inc. 7.750%, 1/15/32	155	183
Laredo Petroleum, Inc. 7.375%, 5/1/22	125	131
Linn Energy LLC 6.500%, 5/15/19(15)	155	50
Lukoil International Finance BV 144A 4.563%, 4/24/23(3)	200	199
MPLX LP 4.875%, 12/1/24(12)	275	278
Newfield Exploration Co. 5.375%, 1/1/26	185	188
NGL Energy Partners LP 5.125%, 7/15/19	180	176
Occidental Petroleum Corp.
3.400%, 4/15/26	10	10
4.400%, 4/15/46	165	163
Odebrecht Offshore Drilling Finance Ltd. 144A 6.750%, 10/1/22(3)	218	50
Parker Drilling Co. 7.500%, 8/1/20	165	136
Parsley Energy LLC 144A 6.250%, 6/1/24(3)	225	234
Petrobras Global Finance BV
5.375%, 1/27/21	145	141
8.375%, 5/23/21	60	65
8.750%, 5/23/26	345	371
Petroleos de Venezuela S.A
RegS 8.500%, 11/2/17(4)	43	32
144A 6.000%, 5/16/24(3)	235	89
Petroleos Mexicanos
4.875%, 1/24/22	105	102
144A 6.875%, 8/4/26(3)	280	289
6.500%, 6/2/41	105	92
PHI, Inc. 5.250%, 3/15/19	75	71

	PAR VALUE		VALUE
Energy (continued)
QEP Resources, Inc.
6.875%, 3/1/21	$85		$88
5.250%, 5/1/23	90		88
Range Resources Corp. 144A 5.000%, 3/15/23(3)	180		173
Regency Energy Partners LP
5.875%, 3/1/22	45		50
5.000%, 10/1/22	55		58
Rosneft Oil Co. 144A 4.199%, 3/6/22(3)(8)	200		195
Sabine Oil & Gas Corp. 7.250%, 6/15/19(15)	190		—	(18)
Sabine Pass Liquefaction LLC 5.625%, 2/1/21	135		143
SM Energy Co.
6.125%, 11/15/22	70		71
6.500%, 1/1/23	95		96
Southern Gas Corridor CJSC 144A 6.875%, 3/24/26(3)	200		213
State Oil Co. of The Azerbaijan Republic 6.950%, 3/18/30	200		202
Sunoco LP (Sunoco Finance Corp.) 6.375%, 4/1/23	380		383
Tesoro Logistics LP (Tesoro Logistics Finance Corp.) 5.250%, 1/15/25	35		36
Transocean, Inc.
6.800%, 12/15/16	55		55
144A 9.000%, 7/15/23(3)	50		51
6.800%, 3/15/38	45		32
Weatherford International Ltd. 144A 9.875%, 2/15/24(3)	60		62
YPF S.A. 144A 8.500%, 3/23/21(3)	110		116

			8,773

Financials—6.0%
Akbank TAS 144A 7.500%, 2/5/18	600	TRY	166
Allstate Corp. (The) 5.750%, 8/15/53(2)(5)(12)	150		157

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Ally Financial, Inc.
4.125%, 2/13/22	$50		$49
5.750%, 11/20/25	160		159
ALROSA Finance S.A. 144A 7.750%, 11/3/20(3)	200		225
Ares Capital Corp. 3.625%, 1/19/22	110		107
Australia & New Zealand Banking Group Ltd. 144A 4.400%, 5/19/26(3)	200		201
Banco Bilbao Vizcaya Argentaria Bancomer S.A. 144A 6.500%, 3/10/21(3)(12)	260		274
Banco de Bogota SA 144A 6.250%, 5/12/26(3)	200		198
Banco de Credito del Peru
144A 4.250%, 4/1/23(3)(12)	100		103
144A 6.125%, 4/24/27(2)(3)(12)	95		101
Banco Internacional del Peru SAA Interbank 144A 6.625%, 3/19/29(2)(3)	145		152
Banco Santander Chile 144A 3.875%, 9/20/22(3)(12)	155		158
Bancolombia S.A. 5.125%, 9/11/22	165		165
Bank of America Corp.
4.200%, 8/26/24	155		157
4.450%, 3/3/26	30		31
Bank of China Ltd. 144A 5.000%, 11/13/24(3)(12)	200		208
Bonos del Banco Central de Chile En Pesos 4.500%, 6/1/20	40,000	CLP	61
Citigroup, Inc. 4.600%, 3/9/26(12)	185		190
Citizens Financial Group, Inc. 5.500%, 12/29/49(2)	200		194

	PAR VALUE		VALUE
Financials (continued)
Compass Bank 3.875%, 4/10/25(12)	$250		$237
Drawbridge Special Opportunities Fund LP 144A 5.000%, 8/1/21(3)(12)	250		239
Eurasian Development Bank 144A 4.767%, 9/20/22(3)(12)	200		207
FS Investment Corp. 4.750%, 5/15/22	180		179
General Motors Financial Co., Inc. 3.700%, 5/9/23	170		167
Genworth Holdings, Inc. 4.900%, 8/15/23	110		91
GrupoSura Finance S.A. 144A 5.500%, 4/29/26(3)(12)	200		202
ICAHN Enterprises LP
6.000%, 8/1/20	70		70
5.875%, 2/1/22	115		112
ICICI Bank Ltd. 144A 4.000%, 3/18/26(3)	200		195
iStar Financial, Inc.
4.875%, 7/1/18	75		75
5.000%, 7/1/19	105		104
Kazakhstan Temir Zholy Finance BV 144A 6.950%, 7/10/42(3)(12)	200		188
Korea Development Bank (The) 4.625%, 11/16/21(12)	200		218
Leucadia National Corp. 5.500%, 10/18/23	110		113
Lincoln National Corp. 6.050%, 4/20/67(2)(5)(12)	175		135
Morgan Stanley
144A 10.090%, 5/3/17(3)	280	BRL	82
4.350%, 9/8/26	95		97
Navient Corp. 7.250%, 9/25/23	45		46
OM Asset Management plc 4.800%, 7/27/26	170		162

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Financials (continued)
Phosagro OAO (Phosagro Bond Funding Ltd.) 144A 4.204%, 2/13/18(3)(8)	$200	$203
PKO Finance AB 144A 4.630%, 9/26/22(3)(8)(12)	200	210
PNC Financial Services Group, Inc. (The) 5.000%, 12/29/49(2)	145	141
Prudential Financial, Inc.
5.875%, 9/15/42(2)(12)	215	227
5.625%, 6/15/43(2)(5)(12)	75	78
Springleaf Finance Corp. 5.250%, 12/15/19	95	94
Teachers Insurance & Annuity Association of America 144A 4.375%, 9/15/54(2)(3)	160	162
Toronto-Dominion Bank (The) 3.625%, 9/15/31(2)	70	67
Turkiye Garanti Bankasi AS 144A 5.250%, 9/13/22(3)(12)	215	207
Voya Financial, Inc. 5.650%, 5/15/53(2)	170	168
Woodside Finance Ltd. 144A 3.700%, 9/15/26(3)	35	33

		7,565

Health Care—2.1%
Abbott Laboratories
3.400%, 11/30/23	40	39
3.750%, 11/30/26	140	138
Alere, Inc. 6.500%, 6/15/20	120	120
Capsugel S.A. PIK Interest Capitalization, 144A 7.000%, 5/15/19(3)(11)	31	31
Centene Corp. 4.750%, 1/15/25	180	173

	PAR VALUE	VALUE
Health Care (continued)
Community Health Systems, Inc. 6.875%, 2/1/22	$120	$81
Concordia Healthcare Corp. 144A 7.000%, 4/15/23(3)	30	12
Concordia International Corp. 144A 9.000%, 4/1/22(3)	45	42
Endo Finance LLC 144A 6.000%, 7/15/23(3)	165	148
HCA, Inc.
5.375%, 2/1/25	170	167
5.250%, 6/15/26	60	60
IASIS Healthcare LLC 8.375%, 5/15/19	110	97
Inventiv Group Holdings, Inc. (Inventiv Health Clinical, Inc.) 144A 7.500%, 10/1/24(3)	75	76
inVentiv Health, Inc. 144A 9.000%, 1/15/18(3)	60	60
MEDNAX, Inc. 144A 5.250%, 12/1/23(3)	80	81
MPH Acquisition Holdings LLC 144A 7.125%, 6/1/24(3)	145	153
New Amethyst Corp. 144A 6.250%, 12/1/24(3)	40	41
Ortho-Clinical Diagnostics S.A. 144A 6.625%, 5/15/22(3)	150	126
Quintiles IMS, Inc. 144A 4.875%, 5/15/23(3)	65	67
Surgery Center Holdings, Inc. 144A 8.875%, 4/15/21(3)	130	136
Surgical Care Affiliates, Inc. 144A 6.000%, 4/1/23(3)	190	195
Team Health, Inc. 144A 7.250%, 12/15/23(3)	10	11
Teleflex, Inc. 4.875%, 6/1/26	85	84
Tenet Healthcare Corp.
5.500%, 3/1/19	70	67
144A 7.500%, 1/1/22(3)	10	10
8.125%, 4/1/22	140	128

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Health Care (continued)
Teva Pharmaceutical Finance BV 4.100%, 10/1/46	$105	$91
Universal Health Services, Inc. 144A 5.000%, 6/1/26(3)	75	74
Valeant Pharmaceuticals International, Inc.
144A 6.375%, 10/15/20(3)	75	64
144A 7.500%, 7/15/21(3)	20	17
144A 5.625%, 12/1/21(3)	20	15
144A 5.875%, 5/15/23(3)	95	71

		2,675

Industrials—2.2%
ADT Corp. (The) 6.250%, 10/15/21	150	162
Advanced Disposal Services, Inc. 144A 5.625%, 11/15/24(3)	25	25
Air Canada Pass-Through-Trust 13-1, B 144A 5.375%, 5/15/21(3)	60	62
Allegiant Travel Co. 5.500%, 7/15/19	40	41
Bombardier, Inc.
RegS 4.750%, 4/15/19(4)	50	50
144A 6.125%, 1/15/23(3)	145	126
British Airways Pass-Through-Trust 13-1, B 144A 5.625%, 6/20/20(3)(12)	51	53
Carpenter Technology Corp. 4.450%, 3/1/23(12)	160	154
CEB, Inc. 144A 5.625%, 6/15/23(3)	150	146
DP World Ltd. 144A 6.850%, 7/2/37(3)(12)	100	102
GATX Corp. 3.250%, 9/15/26	30	28
Harland Clarke Holdings Corp. 144A 6.875%, 3/1/20(3)	190	181

	PAR VALUE	VALUE
Industrials (continued)
Hawaiian Airlines Pass-Through Certificates 13-1B, 4.950%, 1/15/22	$158	$157
Masco Corp.
5.950%, 3/15/22	135	150
4.450%, 4/1/25	60	61
Navistar International Corp. 8.250%, 11/1/21	110	111
Owens Corning 3.400%, 8/15/26	210	201
Pelabuhan Indonesia II PT 144A 4.250%, 5/5/25(3)	200	192
Prime Security Services Borrower LLC (Prime Finance, Inc.) 144A 9.250%, 5/15/23(3)	60	65
Standard Industries, Inc. 144A 5.500%, 2/15/23(3)	50	51
TransDigm, Inc.
6.000%, 7/15/22	130	134
6.500%, 5/15/25	55	57
UAL Pass-Through-Trust 07-01, A 6.636%, 7/2/22	159	168
United Airlines Pass-Through Trust 14-1, B 4.750%, 4/11/22	121	124
Wheels Up Finance I LLC 16-01, A
0.500%, 6/1/24(2)(13)(19)	36	35
7.500%, 6/30/24(13)	167	165

		2,801

Information Technology—1.1%
Blackboard, Inc. 144A 9.750%, 10/15/21(3)	114	112
Diamond 1 Finance Corp. (Diamond 2 Finance Corp.)
144A 5.450%, 6/15/23(3)	35	36
144A 7.125%, 6/15/24(3)	35	38
144A 6.020%, 6/15/26(3)	35	37
144A 8.100%, 7/15/36(3)	30	34
144A 8.350%, 7/15/46(3)	35	41

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
CORPORATE BONDS AND NOTES (continued)
Information Technology (continued)
Flex Ltd. 4.750%, 6/15/25	$185	$194
Hewlett Packard Enterprise Co. 144A 5.150%, 10/15/25(3)	90	92
Inception Merger Sub, Inc. (Rackspace Hosting, Inc.) 144A 8.625%, 11/15/24(3)	250	251
NXP BV (NXP Funding LLC)
144A 4.125%, 6/1/21(3)	200	209
144A 4.625%, 6/1/23(3)	200	211
WESCO Distribution, Inc. 144A 5.375%, 6/15/24(3)	90	90

		1,345

Materials—3.1%
AK Steel Corp. 7.500%, 7/15/23	90	98
Alpek SAB de C.V. 144A 5.375%, 8/8/23(3)(12)	230	232
ArcelorMittal 6.125%, 6/1/25	185	203
Ardagh Packaging Finance plc 144A 6.750%, 1/31/21(3)	200	205
Berry Plastics Corp. 5.125%, 7/15/23	175	177
BHP Billiton Finance USA Ltd. 144A 6.750%, 10/19/75(2)(3)(5)(12)	200	222
BlueScope Steel Finance Ltd. 144A 6.500%, 5/15/21(3)	140	148
Boise Cascade Co. 144A 5.625%, 9/1/24(3)	140	138
Cascades, Inc. 144A 5.500%, 7/15/22(3)(12)	235	239
Cemex SAB de C.V. 144A 7.250%, 1/15/21(3)(12)	200	214
Eldorado Gold Corp. 144A 6.125%, 12/15/20(3)	55	56

	PAR VALUE	VALUE
Materials (continued)
Equate Petrochemical BV 144A 4.250%, 11/3/26(3)	$200	$189
Fibria Overseas Finance Ltd. 5.250%, 5/12/24	85	84
FMG Resources August 2006 Pty Ltd. 144A 9.750%, 3/1/22(3)	75	87
Freeport-McMoRan Copper & Gold, Inc.
3.550%, 3/1/22	55	52
3.875%, 3/15/23	85	80
Gerdau Holdings, Inc. 144A 7.000%, 1/20/20(3)	140	151
Graphic Packaging International, Inc. 4.125%, 8/15/24	165	160
INEOS Group Holdings S.A. 144A 5.625%, 8/1/24(3)	245	240
Inversiones CMPC S.A. 144A 4.375%, 5/15/23(3)	200	199
Novelis Corp.
144A 6.250%, 8/15/24(3)	15	15
144A 5.875%, 9/30/26(3)	160	160
Reynolds Group Issuer, Inc. 8.250%, 2/15/21	66	68
Standard Industries, Inc. 144A 6.000%, 10/15/25(3)	115	120
Teck Resources Ltd.
144A 8.000%, 6/1/21(3)	15	16
144A 8.500%, 6/1/24(3)	45	53
Vale Overseas Ltd. 5.875%, 6/10/21	120	126
Vedanta Resources plc 144A 6.000%, 1/31/19(3)	200	202

		3,934

Real Estate—0.6%
Brixmor Operating Partnership LP 3.875%, 8/15/22	50	51
CoreCivic, Inc. 5.000%, 10/15/22	175	174
ESH Hospitality, Inc. 144A 5.250%, 5/1/25(3)	130	126

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE		VALUE
CORPORATE BONDS AND NOTES (continued)
Real Estate (continued)
MPT Operating Partnership LP
6.375%, 3/1/24	$10		$10
5.500%, 5/1/24	90		88
5.250%, 8/1/26	10		9
Select Income REIT 4.500%, 2/1/25(12)	180		175
WP Carey, Inc. 4.250%, 10/1/26	90		87

			720

Telecommunication Services—1.3%
America Movil SAB de C.V. Series 12 6.450%, 12/5/22	2,000	MXN	90
AT&T, Inc.
4.800%, 6/15/44	65		61
5.650%, 2/15/47	60		64
Digicel Group Ltd. 144A 8.250%, 9/30/20(3)	230		195
Empresa Nacional de Telecomunicaciones S.A. 144A 4.875%, 10/30/24(3)(12)	200		200
Frontier Communications Corp.
6.250%, 9/15/21	80		75
10.500%, 9/15/22	160		165
GTH Finance BV 144A 7.250%, 4/26/23(3)	200		213
Qwest Corp. 7.250%, 9/15/25	95		102
Sprint Communications, Inc. 6.000%, 11/15/22	145		140
Sprint Corp. 7.250%, 9/15/21	55		57
T-Mobile USA, Inc. 6.375%, 3/1/25	100		107
Windstream Services LLC 7.750%, 10/15/20	120		123

	PAR VALUE	VALUE
Telecommunication Services (continued)
Zayo Group LLC (Zayo Capital, Inc.) 6.375%, 5/15/25	$70	$73

		1,665

Utilities—1.0%
AmeriGas Partners LP 7.000%, 5/20/22	160	169
Dynegy, Inc. 7.375%, 11/1/22	155	148
Lamar Funding Ltd. 144A 3.958%, 5/7/25(3)	200	185
Majapahit Holding BV 144A 7.750%, 1/20/20(3)	160	181
Southern Co. (The) 4.400%, 7/1/46	175	170
Southern Power Co. 4.150%, 12/1/25(12)	215	222
Talen Energy Supply LLC 144A 4.625%, 7/15/19(3)	135	129
TerraForm Power Operating LLC 144A 9.375%, 2/1/23(2)(3)	105	108

		1,312
TOTAL CORPORATE BONDS AND NOTES
(Identified Cost $38,131)		37,160
LOAN AGREEMENTS(2)—5.2%
Consumer Discretionary—1.3%
Advantage Sales & Marketing, Inc. Second Lien, 7.500%, 7/25/22	77	73
Affinity Gaming LLC 5.000%, 7/1/23	108	109
Bass Pro Group LLC 0.000%, 11/4/23(9)	215	214
Caesars Entertainment Operating Co., Inc.
Tranche B-6, 1.500%, 3/1/17(16)	62	68
Tranche B-4, 1.500%, 10/31/17(16)	34	39

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Consumer Discretionary (continued)
Caesars Entertainment Resort Properties LLC Tranche B, 7.000%, 10/11/20	$180	$181
Caesars Growth Properties Holdings LLC Tranche B, First Lien, 6.250%, 5/8/21	104	104
CDS U.S. Intermediate Holdings, Inc. First Lien, 5.000%, 7/8/22	51	52
Cengage Learning, Inc. 5.250%, 6/7/23	56	54
Floor & Decor Outlets of America, Inc. 5.250%, 9/30/23	120	120
Graton Resort & Casino Tranche B, 4.750%, 9/1/22	49	50
Harbor Freight Tools USA, Inc. 4.137%, 8/18/23	79	80
Las Vegas Sands LLC Tranche B, 3.250%, 12/19/20	101	101
Laureare Education, Inc. 2021 Extended, 8.868%, 3/17/21	87	86
Leslie’s Poolmart, Inc. Tranche B 5.250%, 8/16/23	69	70
Transtar Holding Co. Second Lien, 13.250%, 10/9/19(13)	63	1
U.S. Farathane LLC Tranche B-2, 5.750%, 12/23/21	105	106
UFC Holdings LLC First Lien 5.000%, 8/18/23	84	85

		1,593

Consumer Staples—0.4%
Albertson’s LLC Trance B-4, 4.500%, 8/25/21	136	137

	PAR VALUE	VALUE
Consumer Staples (continued)
Amplify Snack Brands, Inc. 6.500%, 9/2/23	$175	$172
Chobani LLC First Lien, 5.250%, 10/9/23	34	34
Galleria Co. Tranche B, 3.000%, 1/26/23	49	49
Kronos, Inc. Second Lien, 9.250%, 11/1/24	46	47
Milk Specialties Co. 6.000%, 8/16/23	136	138

		577

Energy—0.3%
California Resources Corp. 11.375%, 12/31/21	95	103
Chesapeake Energy Corp. Trance A, 8.500%, 8/23/21	29	31
EP Energy LLC 9.750%, 6/30/21	145	148
Jonah Energy LLC Second Lien, 7.500%, 5/12/21	109	103
Seadrill Operating LP 4.000%, 2/21/21	106	61

		446

Financials—0.2%
Lonestar Intermediate Super Holdings LLC 10.000%, 8/31/21	105	106
Walter Investment Management Corp. Tranche B, 4.750%, 12/18/20	155	147

		253

Health Care—0.4%
21st Century Oncology Holdings, Inc. Tranche B, 7.125%, 4/30/22	45	41

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Health Care (continued)
American Renal Holdings, Inc. Tranche B, First Lien, 4.750%, 8/20/19	$37	$37
CHG Healthcare Services, Inc. First Lien, 4.750%, 6/7/23	113	114
Concordia Pharmaceuticals, Inc. 5.250%, 10/21/21	58	49
InVentiv Health, Inc. 4.750%, 11/9/23	54	54
MMM Holdings, Inc. 9.750%, 12/12/17(13)	34	34
MPH Acquisition Holdings LLC 5.000%, 6/7/23	48	49
MSO of Puerto Rico, Inc. 9.750%, 12/12/17(13)	25	25
NVA Holdings, Inc. Second Lien, 8.000%, 8/14/22	102	102
Quorum Health Corp. 6.750%, 4/29/22	55	53

		558

Industrials—0.6%
84 Lumber Co. 6.750%, 10/25/23	180	178
Coinstar LLC Tranche B, First Lien 5.250%, 9/27/23	66	67
Husky Injection Molding Systems Ltd. 4.250%, 6/30/21	82	82
McGraw-Hill Global Education Holdings LLC Tranche B, First Lien, 5.000%, 5/4/22	101	100
Navistar, Inc. Tranche B, 6.500%, 8/7/20	110	111
PAE Holding Corp. First Lien, 6.500%, 10/20/22	60	60

	PAR VALUE	VALUE
Industrials (continued)
Sedgwick Claims Management Services, Inc. Second Lien, 6.750%, 2/28/22	$155	$155

		753

Information Technology—0.8%
Applied Systems, Inc. Second Lien, 7.500%, 1/24/22	55	56
Avaya, Inc. 0.000%, 5/29/20(9)	90	78
Blackboard, Inc. Tranche B-4 First Lien, 6.000%, 6/30/21	136	136
Donnelley Financial Solutions 5.000%, 9/29/23	47	47
First Data Corp. Tranche 2022, 4.334%, 7/8/22(2022 Dollar Term Loan )	224	225
Mitchell International, Inc. Second Lien, 8.500%, 10/11/21	83	82
NXP BV Tranche F 3.405%, 12/7/20	61	61
ON Semiconductor Corp. 2016 New Replacement Term Loan 3.783%, 3/31/23	51	51
Presidio, Inc. Refinancing Term, 5.250%, 2/2/22	124	125
Rackspace Hosting, Inc. 0.000%, 11/3/23(9)	63	64
Western Digital Corp. Tranche B-1, 4.500%, 4/29/23	13	13

		938

Materials—0.7%
Anchor Glass Container Corp.
Tranche B, 5.250%, 7/1/22	123	124

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	PAR VALUE	VALUE
LOAN AGREEMENTS (continued)
Materials (continued)
0.000%, 11/22/23(9)	$45	$45
0.000%, 11/22/24(9)	47	48
Berry Plastics Corp. Tranche G, 3.500%, 1/6/21	181	182
CPI Acquisition, Inc. First Lien, 5.500%, 8/17/22	147	135
INEOS U.S. Finance LLC Tranche 2022, 4.250%, 3/31/22	11	11
MacDermid, Inc. (Platform Speciality Products Corp.) Tranche B-3, 5.500%, 6/7/20	169	170
Omnova Solutions, Inc. Tranche B-2, 5.250%, 8/25/23	138	139
PQ Corp. Tranche B-1, 5.250%, 11/4/22	28	28

		882

Real Estate—0.1%
Capital Automotive LP Second Lien, 6.000%, 4/30/20	88	88

Utilities—0.4%
Atlantic Power LP 6.000%, 4/13/23	150	152
NRG Energy, Inc. 3.500%, 6/30/23	203	204
Vistra Operations Company LLC (Tex Operations Co. LLC)
5.000%, 8/4/23	77	77
Tranche C, 5.000%, 8/4/23	17	17

		450
TOTAL LOAN AGREEMENTS (Identified Cost $6,589)		6,538

	SHARES		VALUE
PREFERRED STOCKS—1.3%
Energy—0.1%
PTT Exploration & Production PCL 144A, 4.875%(2)(3)(6)(12)	200	(10)	$200

Financials—1.0%
Citigroup, Inc. Series J, 7.125%(2)(6)	6,800		187
Citigroup, Inc. Series T, 6.250%(2)(6)	230	(10)	237
JPMorgan Chase & Co. Series V, 5.000%(2)(6)	95	(10)	92
JPMorgan Chase & Co. Series Z, 5.300%(2)(6)	35	(10)	35
KeyCorp. Series D, 5.000%(2)	140	(10)	131
M&T Bank Corp. Series F 5.125%(2)	70	(10)	68
PNC Financial Services Group, Inc. (The) Series R, 4.850%(2)(6)(12)	140	(10)	133
SunTrust Bank, Inc. 5.625%(2)(6)	55	(10)	56
Wells Fargo & Co. Series K, 7.980%(2)(6)(12)	140	(10)	143
Zions Bancorp 6.950%(2)(5)	7,760		227

			1,309

Industrials—0.2%
General Electric Co. Series D, 5.000%(2)(6)(12)	227		234
TOTAL PREFERRED STOCKS (Identified Cost $1,694)			1,743
COMMON STOCKS—78.7%
Energy—15.8%
Enbridge, Inc.	81,021		3,406
Inter Pipeline Ltd.	34,825		708
Kinder Morgan, Inc.	144,721		3,213
ONEOK, Inc.	11,880		653
Pacific Exploration and Production Corp.(14)	785		31
Pembina Pipeline Corp.	36,635		1,076

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	SHARES	VALUE
COMMON STOCKS (continued)
Energy (continued)
Plains GP Holdings LP	27,420	$964
Spectra Energy Corp.	57,465	2,353
Tallgrass Energy GP LP	34,680	839
Targa Resources Corp.	29,240	1,558
TransCanada Corp.	82,148	3,683
Williams Cos., Inc. (The)	48,919	1,502

		19,986

Industrials—21.9%
Abertis Infraestructuras SA	199,887	2,670
Aena SA	23,540	3,121
Atlantia SpA	159,814	3,550
Auckland International Airport Ltd.	405,537	1,768
Canadian Pacific Railway Ltd.	7,715	1,182
CSX Corp.	46,825	1,677
Ferrovial SA	44,864	795
Flughafen Zuerich AG	9,100	1,566
Sydney Airport	429,045	1,990
Transurban Group	764,741	5,952
Union Pacific Corp.	24,075	2,440
Vinci SA	15,117	981

		27,692

Real Estate—5.5%
American Tower Corp.	37,285	3,813
Crown Castle International Corp.	37,800	3,155

		6,968

Telecommunication Services—2.6%
BCE, Inc.	19,872	856
Cellnex Telecom SA	80,775	1,132
TELUS Corp.	39,702	1,240

		3,228

Utilities—32.9%
ALLETE, Inc.	18,240	1,128
American Electric Power Co., Inc.	34,450	2,034
American Water Works Co., Inc.	30,485	2,209
APA Group	151,955	894
Aqua America, Inc.	32,900	978
Atmos Energy Corp.	13,080	930

	SHARES	VALUE
Utilities (continued)
Black Hills Corp.	21,420	$1,258
CMS Energy Corp.	29,985	1,206
Dominion Resources, Inc.	32,978	2,417
DTE Energy Co.	22,345	2,080
DUET Group	604,725	1,063
Edison International	19,250	1,324
Emera, Inc.	21,890	735
Eversource Energy	17,585	908
Iberdrola SA	270,690	1,629
Innogy SE(14)	32,200	1,137
National Grid plc	216,509	2,474
NextEra Energy, Inc.	36,050	4,118
NiSource, Inc.	76,850	1,686
ONE Gas, Inc.	12,545	753
Red Electrica Corp. SA	39,530	704
Scottish & Southern Energy plc	54,500	1,006
Sempra Energy	31,200	3,114
SevernTrent plc	33,415	914
South Jersey Industries, Inc.	28,389	937
Spire, Inc.	13,140	848
Vectren Corp.	18,520	909
Vistra Energy Corp(14)	2,084	29
WEC Energy Group, Inc.	19,885	1,114
XCEL Energy, Inc.	28,750	1,122

		41,658
TOTAL COMMON STOCKS (Identified Cost $90,700)		99,532

	CONTRACTS
PURCHASED OPTIONS—0.1%
Call Options—0.0%
S&P 500 ® Index expiration 12/02/16 strike price $2,295	447	2
S&P 500 ® Index expiration 12/07/16 strike price $2,325	184	2
S&P 500 ® Index expiration 12/09/16 strike price $2,320	450	9
S&P 500 ® Index expiration 12/14/16 strike price $2,325	221	7

		20

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

	CONTRACTS	VALUE
PURCHASED OPTIONS (continued)
Put Options—0.1%
S&P 500 ® Index expiration 12/02/16 strike price $2,065	447	$2
S&P 500 ® Index expiration 12/07/16 strike price $2,055	184	7
S&P 500 ® Index expiration 12/09/16 strike price $2,065	450	41
S&P 500 ® Index expiration 12/14/16 strike price $2,075	221	43

		93
TOTAL PURCHASED OPTIONS—0.1%
(Premiums Paid $202)		113

	SHARES
RIGHTS—0.0%
Texas Competitive Electric Holdings Co. LLC	125,000	2
TOTAL RIGHTS (Identified Cost $2)		2
SHORT-TERM INVESTMENT—0.7%
Money Market Mutual Fund—0.7%
JPMorgan U.S. Government Money Market Fund – Institutional Shares (seven-day effective yield 0.360%)(7)	871,542	872
TOTAL SHORT-TERM INVESTMENT (Identified Cost $872)		872
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—132.7%
(Identified Cost $161,206)		167,902	(1)(17)

	CONTRACTS	VALUE
WRITTEN OPTIONS—(0.2)%
Call Options—(0.0)%
S&P 500 ® Index expiration 12/02/16 strike price $2,245	447	$(7)
S&P 500 ® Index expiration 12/07/16 strike price $2,260	184	(8)
S&P 500 ® Index expiration 12/09/16 strike price $2,270	450	(23)
S&P 500 ® Index expiration 12/14/16 strike price $2,280	221	(13)

		(51)

Put Options—(0.2)%
S&P 500 ® Index expiration 12/02/16 strike price $2,115	447	(7)
S&P 500 ® Index expiration 12/07/16 strike price $2,120	184	(21)
S&P 500 ® Index expiration 12/09/16 strike price $2,115	450	(85)
S&P 500 ® Index expiration 12/14/16 strike price $2,130	221	(80)

		(193)
TOTAL WRITTEN OPTIONS—(0.2)% (Premiums Received $476)		(244	)(1)
TOTAL INVESTMENTS NET OF WRITTEN OPTIONS—132.5%
(Identified Cost $160,730)		167,658
Other assets and liabilities, net—(32.5)%		(41,150)

NET ASSETS—100.0%		$126,508

Abbreviations:

FHLMC	Federal Home Loan Mortgage Corporation (“Freddie Mac”).
FNMA	Federal National Mortgage Association (“Fannie Mae”).

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust

Footnote Legend:

(1)	Federal Income Tax Information: For tax information at November 30, 2016, see Note 12 Federal Income Tax Information in the Notes to Financial Statements.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at November 30, 2016.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2016, these securities amounted to a value of $28,103 or 22.2% of net assets.
(4)	Regulation S security. Security is offered and sold outside of the United States, therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933.
(5)	Interest payments may be deferred.
(6)	No contractual maturity date.
(7)	Shares of this fund are publicly offered and its prospectus and annual report are publicly available.
(8)	This Note was issued for the sole purpose of funding a loan agreement between the issuer and the borrower. As the credit risk for this security lies solely with the borrower, the name represented here is that of the borrower.
(9)	This loan will settle after November 30, 2016, at which time the interest rate, based on the London Interbank Offered Rate (“LIBOR”) and the agreed upon spread on trade date, will be reflected.
(10)	Value shown as par value.
(11)	100% of the income received was in cash.
(12)	All or a portion of the security is segregated as collateral for written options.
(13)	Illiquid security.
(14)	Non-income producing.
(15)	Security in default, no interest payments are being received.
(16)	Security in default, a portion of the interest payments are being received during the bankruptcy proceedings.
(17)	All or a portion of the portfolio segregated as collateral for borrowings.
(18)	Amount is less than $500.
(19)	Represents unfunded portion of security and commitment fee earned on this portion.

Foreign Currencies:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EUR	Euro
IDR	Indonesian Rupiah
MXN	Mexican Peso
RUB	Russian Ruble
TRY	Turkish Lira
ZAR	South African Rand

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

The following table provides a summary of inputs used to value the Fund’s investments as of November 30, 2016 (See Security Valuation Note 2A in the Notes to Financial Statements):

	Total Value at November 30, 2016	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Debt Securities:
Asset-Backed Securities	$2,666	$—	$2,666	$—
Corporate Bonds and Notes	37,160	—	36,960	200
Foreign Government Securities	7,151	—	7,151	—
Loan Agreements	6,538	—	6,537	1
Mortgage-Backed Securities	11,299	—	11,299	—
U.S. Government Securities	826	—	826	—
Equity Securities:
Common Stocks	99,532	99,532	—	—
Preferred Stocks	1,743	413	1,330	—
Purchased Options	113	113	—	—
Rights	2	—	—	2
Short-Term Investments	872	872	—	—

Total Investments before Written Options	$167,902	$100,930	$66,769	$203

Written Options	(244)	(244)	—	—

Total Investments Net of Written Options	$167,658	$100,686	$66,769	$203

Securities held by the Fund were transferred from Level 2 to Level 1 with an end of period value of $227 since starting to use an exchange price.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

SCHEDULE OF INVESTMENTS (Continued)

NOVEMBER 30, 2016

($ reported in thousands)

The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value.

Investments in Securities	Total	Corporate Bonds and Notes		Loan Agreements	Rights
Balance as of November 30, 2015:	$173	$—		$173	$—
Accrued discount/(premium)	— (e)	—	(e)	— (e)	—
Realized gain (loss)	— (e)	—	(e)	— (e)	—
Change in unrealized appreciation (depreciation)(c)	(30)	—	(e)	(30)	—
Purchases	370	370		—	—
Sales(b)	(209)	(170)		(39)	—
Transfers into Level 3(a)(d)	2	—	(e)	—	2
Transfers from Level 3(a)(d)	(103)	—		(103)	—

Balance as of November 30, 2016	$203	$200		$1	$2

(a)	“Transfers into and/or from” represent the ending value as of November 30, 2016, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
(b)	Includes paydowns on securities.
(c)	Included in the related net change in unrealized appreciation (depreciation) on investments in the Statement of Operations. The change in unrealized appreciation (depreciation) on securities still held at November 30, 2016, was $(34).
(d)	The transfers are due to an increase and/or (decrease) in trading activities at period end.
(e)	Amount is less than $500.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information inputs could result in a significantly lower or higher value of Level 3 investments.

None of the securities in the table are internally fair valued.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF ASSETS AND LIABILITIES

NOVEMBER 30, 2016

(Reported in thousands except shares and per share amounts)

Assets
Investment in securities at value (Identified cost $161,206)	$167,902
Cash	3,384
Deposits with prime broker	1,872
Receivables
Investment securities sold	6,094
Dividends and interest	1,052
Tax reclaims	64
Prepaid expenses	14
Prepaid trustee retainer	13

Total assets	180,395

Liabilities
Written options at value (Premiums received $476) (Note 3)	244
Payables
Borrowings (Note 8)	47,000
Investment securities purchased	6,382
Investment advisory fees	121
Administration and accounting fees	15
Professional fees	36
Interest payable on borrowings	56
Transfer agent fees and expenses	3
Trustees’ fee and expenses	7
Other accrued expenses	23

Total liabilities	53,887

Net Assets	$126,508

Net Assets Consist of:
Common stock ($0.001 par value unlimited shares authorized)	$27
Capital paid in on shares of beneficial interest	190,253
Accumulated undistributed net investment income (loss)	(141)
Accumulated undistributed net realized gain (loss)	(70,553)
Net unrealized appreciation (depreciation) on investments	6,689
Net unrealized appreciation (depreciation) on written options	233

Net Assets	$126,508

Net Asset Value Per Share (Net assets/shares outstanding) Shares outstanding 27,466,109	$4.61

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENTS OF OPERATIONS

YEAR ENDED NOVEMBER 30, 2016

($ reported in thousands)

Investment Income
Dividends	$3,865
Interest	3,687
Foreign taxes withheld	(209)

Total investment income	7,343

Expenses
Investment advisory fees	1,458
Administration and accounting fees	228
Professional fees	240
Printing fees and expenses	206
Trustee’s fees and expenses	150
Transfer agent fees and expenses	16
Custodian fees	16
Miscellaneous	76

Total expenses before interest expense	2,390
Interest expense	579

Total expenses after interest expense	2,969
Earnings credit from custodian	(6)

Net expenses	2,963

Net investment income (loss)	4,380

Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(347)
Net realized gain (loss) on foreign currency transactions	(16)
Net realized gain (loss) on written options	6,796
Net change in unrealized appreciation (depreciation) on investments	148
Net change in unrealized appreciation (depreciation) on foreign currency translations	4
Net change in unrealized appreciation (depreciation) on written options	75

Net realized and unrealized gain (loss) on investments	6,660

Net increase (decrease) in net assets resulting from operations	$11,040

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENTS OF CHANGES IN NET ASSETS

($ reported in thousands)

	Year Ended November 30, 2016	Fiscal Period Ended November 30, 2015(1)	Year Ended December 31, 2014
INCREASE/(DECREASE) IN NET ASSETS
From Operations
Net investment income (loss)	$4,380	$4,834	$8,861
Net realized gain (loss)	6,433	4,061	8,308
Net change in unrealized appreciation (depreciation)	227	(11,085)	(508)

Increase (decrease) in net assets resulting from operations	11,040	(2,190)	16,661

From Distributions to Shareholders
Net investment income	(10,986)	(10,986)	(9,888)

Decrease in net assets from distributions to shareholders	(10,986)	(10,986)	(9,888)

Net increase (decrease) in net assets	54	(13,177)	6,773

Net Assets
Beginning of period	126,454	139,630	132,857

End of period	$126,508	$126,454	$139,630

Accumulated undistributed net investment income (loss) at end of period	$(141)	$(57)	$2,568

(1)	The Fund changed its fiscal year end to November 30 during the period.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED NOVEMBER 30, 2016

($ reported in thousands)

Increase (Decrease) in cash
Cash Flows Provided by (Used for) Operating Activities:
Net increase (decrease) in net assets resulting from operations	$11,040

Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided/(used by) operating activities:
Proceeds from sales and paydowns of long-term investments	103,698
(Increase) Decrease in investment securities sold receivable	(5,658)
Purchases of long-term investments	(100,829)
Increase (Decrease) in investment securities purchased payable	4,975
Net (purchases) or sales of short-term securities	853
Net (purchases) or sales in purchased options	(4,627)
Net purchases or (sales) in written options	6,820
Net change in unrealized (appreciation)/depreciation on investments	(148)
Net change in unrealized (appreciation)/depreciation on written options	(75)
Net realized (gains)/loss from sales of long-term investments	347
Net realized (gains)/loss from written options	(6,796)
Amortization of premium and accretion of discount	46
Non-cash adjustments for dividend income return of capital	304
(Increase) Decrease in deposit with prime broker	(372)
(Increase) Decrease in tax reclaims receivable	18
(Increase) Decrease in dividends and interest receivable	46
(Increase) Decrease in prepaid expenses	(14)
(Increase) Decrease in interest expense payable	53
(Increase) Decrease in prepaid trustee retainer	(13)
Increase (Decrease) in investment advisory fees payable	2
Increase (Decrease) in Trustees’ fees and expenses payable	(18)
Increase (Decrease) in administration and accounting fees payable	1
Increase (Decrease) in other accrued expenses payable	(22)

Cash provided by (used for) operating activities	9,631

Cash provided by (used for) financing activities:
Cash received from borrowings	3,500
Cash dividends paid to shareholders	(10,986)

Cash provided by (used) for financing activities	(7,486)

Net increase (decrease) in cash	2,145

Cash:
Cash and foreign currency at beginning of year	1,239

Cash and foreign currency at end of year	$3,384

Supplemental cash flow information:
Cash paid during the period for interest	$(632)

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended November 30, 2016	Fiscal Period Ended(9) November 30, 2015		Year Ended December 31
				2014	2013
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$4.60	$5.08		$4.84	$4.43

Income from investment operations:
Net Investment Income/(Loss)(2)	0.16	0.18		0.32	0.20
Net Realized and Unrealized Gain/(Loss)	0.25	(0.26)		0.28	0.42

Total from investment operations	0.41	(0.08)		0.60	0.62

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(.40)	(0.40)		(0.36)	(0.21)

Total Dividends and Distributions to Shareholders	(.40)	(0.40)		(0.36)	(0.21)

Net Asset Value, End of Period	$4.61	$4.60		$5.08	$4.84

Market Price, End of Period(3)	$4.37	$3.86		$4.52	$4.01

Total Return, Net Asset Value(4)	10.09%	(0.92	)%(7)	13.59%	15.02%
Total Return, Market Value(5)	24.37%	(6.56	)%(7)	21.98%	9.08%
Net Assets, End of Year (000’s)	$126,508	$126,454		$139,630	$132,857

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	2.33%	1.97	%(8)	1.93%	2.01%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.44%	3.90	%(8)	6.31%	4.42%
Portfolio Turnover Rate	60%	32	%(7)	33%	42%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$47,000	$43,500		$50,500	$50,500
Asset Coverage for Loan Outstanding, End of Period	369%	389%		377%	360%

(1)	Prior to December 10, 2011, the Fund was known as the DCA Total Return Fund.
(2)	Calculated based on average shares outstanding.
(3)	Closing Price – New York Stock Exchange.
(4)	NAV return is calculated using the opening Net Asset Value of the Fund’s common stock on the first business day and the closing Net Asset Value of the Fund’s common stock on the last business day of each period reported. Dividends and distributions, if any, are assumed, for the purpose of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

FINANCIAL HIGHLIGHTS (Continued)

(Selected per share data and ratios for a share outstanding throughout each period)

	Year Ended December 31(1)
	2012	2011
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$4.06	$3.96

Income from investment operations:
Net Investment Income/(Loss)(2)	0.19	0.18
Net Realized and Unrealized Gain/(Loss)	0.41	0.07

Total from investment operations	0.60	0.25

Dividends and/or Distributions to Shareholders:
Dividends from Net Investment Income	(0.23)	(0.15)

Total Dividends and Distributions to Shareholders	(0.23)	(0.15)

Net Asset Value, End of Period	$4.43	$4.06

Market Price, End of Period(3)	$3.87	$3.50

Total Return, Net Asset Value(4)	16.05%	6.73%
Total Return, Market Value(5)	17.60%	5.61%
Net Assets, End of Period (000’s)	$121,681	$111,490

RATIOS/SUPPLEMENTAL DATA:
Ratio of Total Expenses After Interest Expense to Average Net Assets(6)	1.99%	1.38%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.51%	4.42%
Portfolio Turnover Rate	43%	138%

Bank Borrowings:
Loan Outstanding, End of Period (000’s)	$42,500	N/A
Asset Coverage for Loan Outstanding, End of Period	386%	N/A

(5)	Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions that a shareholder may pay are not reflected. Total return does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the sale of fund shares.
(6)	Ratio of total expenses, before interest expense on the line of credit, was 1.87% for the year ended November 30, 2016, 1.61% for the fiscal period ended November 30, 2015, and 1.58%, 1.62% and 1.61%, for the periods ending December 31, 2014, 2013, and 2012, respectively.
(7)	Not Annualized.
(8)	Annualized.
(9)	During the period the Fund changed its fiscal year end from December 31 to November 30.

See Notes to Financial Statements

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS

NOVEMBER 30, 2016

Note 1. Organization

The Fund was incorporated as a statutory trust under the laws of the State of Delaware on December 3, 2004. The Fund is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is total return, consisting of capital appreciation and current income.

Note 2. Significant Accounting Policies

The significant accounting policies consistently followed by the Fund in the preparation of its financial statements are summarized below and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

A.	Security Valuation

Security valuation procedures for the Fund, which include nightly price variance, as well as back-testing items such as bi-weekly unchanged price, monthly secondary source and transaction analysis, have been approved by the Board of Trustees of the Fund (the “Board”, or the “Trustees”). All internally fair valued securities are approved by a valuation committee (the “Valuation Committee”) appointed by the Board. The Valuation Committee is comprised of certain members of management as identified to the Board and convenes independently from portfolio management. All internally fair valued securities are updated daily and reviewed in detail by the Valuation Committee monthly unless changes occur within the period. The Valuation Committee reviews the validity of the model inputs and any changes to the model. Fair valuations are reviewed quarterly by the Board.

The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers between levels at the end of the reporting period.

• Level 1 –	quoted prices in active markets for identical securities (security types generally include listed equities).

• Level 2 –	prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

• Level 3 –	prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).

A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

securities and private placements that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) (at the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.

Debt securities, including restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities, may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt securities that are not widely traded, are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.

Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.

Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds are valued as of the close of regular trading on the NYSE each business day. Both are categorized as Level 1 in the hierarchy.

A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

B.	Security Transactions and Investment Income

Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes discounts using the effective interest method.

C.	Income Taxes

The Fund is treated as a separate taxable entity. It is the Fund’s intention to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.

The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. As of November 30, 2016, the tax years that remain subject to examination by the major tax jurisdictions under the statute of limitations are from the year 2013 forward (with limited exceptions).

D.	Distributions to Shareholders

Distributions are recorded by the Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.

E.	Foreign Currency Translation

Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. The Fund does not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

F.	When-issued Purchases and Forward Commitments (Delayed-Delivery)

The Fund may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by the Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. The Fund records when-issued and delayed delivery securities on the trade date. The Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

G.	Loan Agreements

The Fund may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Loan Agreements are generally non-investment grade and often involve borrowers that are highly leveraged. The Fund may invest in obligations of borrowers who are in bankruptcy proceedings. Loan agreements are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. The Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When the Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.

The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Loan agreements may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.

The loan agreements have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR (London Interbank Offered Rate), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a loan agreement is purchased the Fund may pay an assignment fee. On an ongoing basis, the Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.

At November 30, 2016, all loan agreements held by the Fund were assignment loans.

H.	Expenses

Expenses incurred together by the Fund and other affiliated open- and closed-end funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expense to each fund or an alternative allocation method can be more appropriately used.

In addition to the net annual operating expenses that the Fund bears directly, the shareholders of the Fund indirectly bear the Fund’s pro rata expenses of any underlying open- and closed-end funds in which the Fund invests.

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NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

Note 3. Derivative Financial Instruments and Transactions

($ reported in thousands)

Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why the Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect the Fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.

A.	Options contracts

An options contract provides the purchaser with the right, but not the obligation, to buy (call option) or sell (put option) a financial instrument at an agreed upon price. The Fund pursues an option income strategy whereby it purchases and sells out-of-the-money puts and calls, creating an options spread designed to generate a consistent level of option cash flow which should result in additional yield. The Fund is subject to equity price risk in the normal course of pursuing its investment objectives.

When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. Holdings of the Fund designated to cover outstanding written options are noted in the Schedule of Investments. Purchased options are reported as an asset within “Investment in securities at value” in the Statement of Assets and Liabilities. Options written are reported as a liability within “Written options outstanding at value”. Changes in value of the purchased option is included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations. Changes in value of written options is included in “Net change in unrealized appreciation (depreciation) on written options”.

If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in “Net realized gain (loss) on investments” in the Statement of Operations. Gain or loss on written options is presented separately as “Net realized gain (loss) on written options” in the Statement of Operations.

The risk in writing covered put options is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying options is that the Fund pays a premium whether or not the option is exercised. The use of such instruments may involve certain additional risks as a result of unanticipated movements in the market. Writers (sellers) of options are normally subject to unlimited risk of loss, as the seller will be obligated to deliver or take delivery of the security at a predetermined price which may, upon exercise of the option, be significantly different from the then-market value. However, the Fund may limit its risk of loss when writing an option by purchasing an option similar to the one that is sold, except for the fact it is further “out of the money”.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

The Fund invested in derivative instruments during the fiscal period in the form of writing put/call options and buying put/call options on the S&P 500® Index. The primary risk associated with these derivative instruments is equity risk.

The Fund had transactions in written options for the period ended November 30, 2016, as follows:

	Calls		Puts
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received
Written Options outstanding at November 30, 2015	1,047	$33	1,047	$419
Options written	31,589	1,477	31,589	11,385
Options closed	(25,003)	(1,134)	(25,489)	(9,448)
Options expired	(6,331)	(296)	(5,845)	(1,960)
Options exercised	—	—	—	—

Written Options outstanding at November 30, 2016	1,302	$80	1,302	$396

The following is a summary of the Fund’s options contracts as presented in the Statement of Assets and Liabilities as of November 30, 2016:

Assets: Purchased options at value	$113 (1)
Liabilities: Written options at value	(244)

Net asset (liability) balance	$(131)

The following is a summary of the Fund’s options contracts as presented in the Statement of Operations.

Net realized gain (loss) on purchased options	$(4,599	)(2)
Net realized gain (loss) on written options	6,796
Net change in unrealized appreciation (depreciation) on purchased options	(18	)(3)
Net change in unrealized appreciation (depreciation) on written options	75

Total realized and unrealized gain (loss) on purchased and written options	$2,254

(1)	Amount included in Investment in securities at value.
(2)	Amount included in Net realized gain (loss) on investments.
(3)	Amount included in Net change in unrealized appreciation (depreciation) on investments.

For the period ended November 30, 2016, the average daily premiums paid by the Fund for purchased options was $107 and the average daily premiums received by the Fund from written options was $(270).

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

Note 4. Investment Advisory Fees and Related Party Transactions

($ reported in thousands)

A.	Adviser

Virtus Investment Advisers, Inc. (the “Adviser”), an indirect wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the adviser of the Fund. The Adviser manages the Fund’s investment program and general operations of the Fund, including oversight of the Fund’s subadvisers.

As compensation for its services to the Fund, the Adviser receives a monthly fee at an annual rate of 0.85% of the Fund’s average daily managed assets which is defined as the average daily value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness entered into for the purpose of constituting financial leverage).

B.	Subadvisers

DPIM, an indirect wholly owned subsidiary of Virtus, is the subadviser of the equity portfolio of the Fund, and Newfleet, an indirect wholly owned subsidiary of Virtus, is the subadviser of the fixed income portfolio of the Fund. The subadvisers manage the investments of the Fund, for which they are paid a fee by the Adviser.

C.	Administrator

Virtus Fund Services, LLC (“VFS”), an indirect wholly owned subsidiary of Virtus, serves as administrator to the Fund.

For the year (the “period”) ended November 30, 2016, the Fund incurred administration fees totaling $172 which are included in the Statement of Operations. A portion is paid to outside entities that also provide services to the Fund.

D.	Trustees

For the period ended November 30, 2016, the Fund incurred Trustees fees totaling $133 which are included in the Statement of Operations.

Note 5. Purchases and Sales of Securities

($ reported in thousands)

Purchases and sales of securities (excluding U.S. Government and agency securities, and short term investments) during the period ended November 30, 2016, were as follows:

Purchases	Sales
$90,113	$93,100

The purchases and sales of long term U.S. Government and agency securities for the fiscal period ended November 30, 2016, were as follows:

Purchases	Sales
$10,716	$10,598

Note 6. Illiquid and Restricted Securities

Investments generally are considered illiquid if they cannot be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

have been valued by the Fund. Additionally, the following information is also considered in determining liquidity: the frequency of trades and quotes for the investment, whether the investment is listed for trading on a recognized domestic exchange and/or whether two or more brokers are willing to purchase or sell the security at a comparable price, the extent of market making activity in the investment and the nature of the market for investment. Illiquid securities are footnoted as such at the end of the Fund’s Schedule of Investments, where applicable. However, a portion of such footnoted securities could be liquid where it is determined that some, though not all, of the position could be disposed of within seven days in the ordinary course of business at the approximate amount at which such securities have been valued by the Fund.

Restricted securities are illiquid securities, as defined above, not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category, except where defined as illiquid.

The Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities.

The Fund held securities considered to be illiquid at November 30, 2016, with an aggregate value of $260 representing 0.21% of the Fund’s net assets.

At November 30, 2016, the Fund did not hold any securities that are both illiquid and restricted.

Note 7. Credit Risk and Asset Concentrations

In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

High-yield/high risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or subadviser to accurately predict risk.

The Fund may invest a high percentage of its assets in specific sectors of the market in the pursuit of its investment objective. Fluctuations in these sectors of concentration may have a greater impact on the Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.

The Fund borrows through its line of credit for the purpose of leveraging its portfolio. While leverage presents opportunities for increasing the Fund’s total return, it also has the effect of potentially increasing losses. Accordingly, any event which adversely affects the value of an investment held by the Fund would be magnified to the extent the Fund is leveraged.

Note 8. Borrowings

($ reported in thousands)

On March 14, 2016, the Fund renewed its Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $55,000 which may be increased to $75,000 under certain circumstances

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

(“Commitment Amount”). Borrowings under the Agreement are collateralized by investments of the Fund. The Agreement results in the Fund being subject to certain covenants including asset coverage and portfolio composition (among others). If the Fund fails to meet or maintain certain covenants as required under the Agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the Agreement, necessitating the sale of securities at potentially inopportune times. Interest is charged at LIBOR (London Interbank Offered Rate) plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance, if less than 75% of the Commitment Amount is outstanding as a loan to the Fund. There were no commitment fees paid or accrued for the year ended November 30, 2016. The Agreement has a term of 364 days and is renewable by the Fund with the Bank’s consent and approval of the Board. The Agreement can also be converted to a 180 day fixed term facility, one time at the Fund’s option. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the year ended November 30, 2016, the average daily borrowings under the Agreement and the weighted daily average interest rate were $44,380 and 1.279%, respectively. At November 30, 2016, the amount of such outstanding borrowings was as follows:

Outstanding Borrowings	Interest Rate
$47,000	1.456%

Note 9. Indemnifications

Under the Fund’s organizational documents, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Each Trustee has also entered into an indemnification agreement with the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide a variety of indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and that have not occurred. However, the Fund has not had prior claims or losses pursuant to such arrangements and expects the risk of loss to be remote.

Note 10. Capital Transactions

At November 30, 2016, the Fund had one class of common stock, par value $0.001 per share, of which unlimited shares are authorized and 27,466,109 shares are outstanding.

Registered shareholders may elect to have all distributions paid by check mailed directly to the shareholder by Computershare as dividend paying agent. Pursuant to the Automatic Reinvestment and Cash Purchase Plan (the “Plan”), shareholders not making such election will have all such amounts automatically reinvested by Computershare, as the Plan agent, in whole or fractional shares of the Fund, as the case may be. During the periods ended November 30, 2016, November 30, 2015, and December 31, 2014, there were no shares issued pursuant to the Plan.

On December 2, 2016, the Fund announced a distribution of $0.10 to shareholders of record on December 30, 2016. This distribution had an ex-dividend date of January 5, 2017, and is payable on January 10, 2017.

Note 11. Regulatory Matters and Litigation

From time to time, the Fund, the Fund’s Adviser and/or Subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their products and other activities. At this time, the Fund’s Adviser believes that the outcomes of such matters are not likely, either individually or in the aggregate, to be material to these financial statements.

Note 12. Federal Income Tax Information

($ reported in thousands)

At November 30, 2016, federal tax cost and aggregate gross unrealized appreciation (depreciation) of securities held by the Fund were as follows:

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments (including purchased options)	$161,153	$13,885	$(7,136)	$6,749
Written Options	(244)	—	—	—

The Fund has capital loss carryovers which, may be used to offset future capital gains, as follows:

Expiration Year
2017	2018	Total
$57,671	$12,736	$70,407

The Fund may not realize the benefit of these losses to the extent the Fund does not realize gains on investments prior to the expiration of the capital loss carryovers.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), Net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

The Fund utilized losses of $6,614, deferred in prior years against current year capital gains. The Fund had capital loss carryovers of $37,350 which expired in 2016.

Capital losses realized after October 31 and certain late year losses may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended November 30, 2016, the Fund deferred post-October capital loss of $0 and qualified late year ordinary losses of $107 and recognized post-October capital losses of $0 and qualified late year ordinary losses of $1.

The components of distributable earnings on a tax basis (excluding unrealized appreciation (depreciation) which are disclosed above) consist of undistributed ordinary income of $0 and undistributed long-term capital gains of $0.

The differences between the book and tax basis components of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. These differences may include the treatment of non-taxable dividends, foreign currency gain or loss, derivatives, passive foreign investment companies, partnerships, operating losses and losses deferred due to wash sales and other differences. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to capital paid in on shares of beneficial interest.

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

Short-term gain distributions reported in the Statements of Changes in Net Assets, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

The tax character of dividends and distributions paid during the fiscal period ended November 30, 2016, November 30, 2015, and December 31, 2014, was as follows:

	Period Ended
	2016	2015	2014
Ordinary Income	$10,986	$8,240	$10,986

Total	$10,986	$8,240	$10,986

The difference between the distributions reported on the Statement of Changes and this table is due to distributions that are declared in the current fiscal year and paid in the following fiscal year that qualify to be treated, for tax purposes, as paid in the year the distribution was declared.

For financial reporting purposes, book basis capital accounts are adjusted to reflect the tax character of permanent book/tax differences. The reclassifications have no impact on the net assets or net asset value of the Fund. As of November 30, 2016, the Fund recorded reclassifications to increase (decrease) the accounts as listed below:

Capital Paid in on Shares of Beneficial Interest	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
$(44,060)	$6,522	$37,538

Note 13. Certain Provisions of the Declaration of Trust

The Fund’s Amended and Restated Declaration of Trust (“Declaration”) contains restrictions on the acquisitions and dispositions of its shares. The restrictions on acquisitions and dispositions of the Fund’s shares were adopted to preserve the benefit of the Fund’s capital loss carryforwards and certain other tax attributes for tax purposes.

The restrictions in the Declaration generally prohibit any attempt to purchase or acquire in any manner whatsoever the Fund’s shares or any option, warrant or other right to purchase or acquire shares, or any convertible securities (the “Shares”), if as a result of such purchase or acquisition of such Shares, any person or group becomes a greater than 4.99% shareholder. As a result of these restrictions, certain transfers of shares by existing 4.99% shareholders are prohibited. Any attempted transfer in violation of the foregoing restrictions will be voided unless the transferor or transferee obtains the written approval of the Board, which it may grant or deny in its sole and absolute discretion. The purported transferee will not be entitled to any rights of shareholders of the Fund with respect to the shares that are the subject of the prohibited transfer, including the right to vote such shares and to receive dividends or distributions, whether liquidating or otherwise, in respect of such shares.

If the Board determines that a transfer would be prohibited, then, upon the Fund’s written demand, the purported transferee will transfer the shares that are the subject of the prohibited transfer, or cause such shares to be transferred, to the Fund, which shall be deemed an agent for the limited purpose of consummating a sale of the share to a person

VIRTUS TOTAL RETURN FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

NOVEMBER 30, 2016

who is not a 4.99% shareholder. The proceeds of the sale of any such shares, less any reasonable costs incurred by the Fund or transferer in connection with effectuating such sale, will be remitted.

Note 14. New Accounting Pronouncements

On October 13, 2016, the SEC amended existing rules intended to modernize reporting and disclosure of information. Certain of these amendments relate to Regulation S-X which sets forth the requisite form and content of financial statements. At this time, management is evaluating the implications of adopting these amendments and their impact on the financial statements and accompanying notes.

Note 15. Subsequent Events

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that the following events require recognition or disclosure in these financial statements.

On September 27, 2016, the Board of Directors of the Fund announced it has approved a tender offer for up to 40 percent of the fund’s outstanding shares at a price equal to 99 percent of its net asset value (NAV) per share as of the close of regular trading on the New York Stock Exchange on the date the tender offer expires. The tender offer is expected to commence on or about February 15, 2017 and expire on or about March 15, 2017.

On December 7, 2016, The Zweig Fund, Inc. (NYSE: ZF) filed a joint proxy and registration statement with the U.S. Securities and Exchange Commission in connection with the proposed merger of the Fund with and into ZF. Pending regulatory approvals, a special shareholder meeting to consider the proposed merger is intended to be scheduled in March 2017.

Report of Independent Registered Public

Accounting Firm

To the Board of Trustees and Shareholders of Virtus Total Return Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Virtus Total Return Fund (the “Fund”) as of November 30, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of November 30, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

January 23, 2017

VIRTUS TOTAL RETURN FUND

TAX INFORMATION NOTICE

NOVEMBER 30, 2016

(Unaudited)

For the fiscal period ended November 30, 2016, the Fund makes the following disclosures for federal income tax purposes. Below is listed the percentage, or the maximum amount allowable, of its ordinary income dividends to qualify for the lower tax rates (“QDI”) applicable to individual shareholders, and the percentage of ordinary income dividends earned by the Fund which qualifies for the dividends received deduction (“DRD”) for corporate shareholders. The actual percentage of QDI and DRD for the calendar year will be designated in year-end tax statements. The Fund designates the amount below as long-term capital gains dividends (“LTCG”) taxable at a 20% rate, or lower depending on the shareholder’s income ($ reported in thousands). LTCG amount, if subsequently different, will be designated in the next annual report.

QDI	DRD	LTCG
85%	40%	$—

CERTIFICATION

The Fund’s Chief Executive Officer (“CEO”) will file the required annual CEO certification regarding compliance with the NYSE’s listing standards no more than 30 days after the Fund’s annual shareholder meeting. The Fund also has included the certifications of the Fund’s CEO and Principal Financial Officer required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

KEY INFORMATION

Virtus Total Return Fund Shareholder Relations: 1-866-270-7788

For general information and literature, as well as updates on net asset value, share price, major industry groups and other key information.

REINVESTMENT PLAN

The Reinvestment Plan (the “Plan”) offers shareholders a convenient way to acquire additional shares of the Fund. Registered holders will be automatically placed in the Plan. If shares are held at a brokerage firm, contact your broker about participation in the Plan.

REPURCHASE OF SECURITIES

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market when Fund shares are trading at a discount from their net asset value.

PROXY VOTING INFORMATION (FORM N-PX)

The Adviser and subadvisers vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Fund’s Board. You may obtain a description of these procedures, along with information regarding how the Fund voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-866-270-7788. This information is also available through the SEC’s website at http://www.sec.gov.

FORM N-Q INFORMATION

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov. Form N-Q may be reviewed and copied at the SEC’s Public Reference Room. Information on the operation of the SEC’s Public Reference Room can be obtained by calling toll-free 1-800-SEC-0330.

Automatic Reinvestment and Cash Purchase Plan

The Virtus Total Return Fund (the “Fund”) allows you to conveniently reinvest distributions quarterly in additional Fund shares thereby enabling you to compound your returns from the Fund. By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Enrollment in the Reinvestment Plan

It is the policy of the Fund to automatically reinvest distributions payable to shareholders. A “registered” shareholder automatically becomes a participant in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan. (the “Plan”). The Plan authorizes the Fund to credit all shares of common stock to participants upon a distribution regardless of whether the shares are trading at a discount or premium to the net asset value. Registered shareholders may terminate their participation and receive distributions in cash by contacting Computershare Trust Company, N.A. (the “Plan Administrator”). The termination will become effective with the next distribution if the Plan Administrator is notified at least 7 business days prior to the distribution payment date. Registered shareholders that wish to change their distribution option from cash payment to reinvest may do so by contacting the Plan Administrator at 1-866-270-7788.

In the case of banks, brokers, or other nominees which hold your shares for you as the beneficial owner, the Plan Administrator will administer the Plan based on the information provided by the bank, broker or nominee. To the extent that you wish to participate in the Plan, you should contact the broker, bank or nominee holding your shares to ensure that your account is properly represented. If necessary, you may have your shares taken out of the name of the broker, bank or nominee and register them in your own name.

How shares are purchased through the Reinvestment Plan

When a distribution is declared, nonparticipants in the plan will receive cash. Participants in the plan will receive shares of the Fund valued as described below:

If on the payable date of the distribution, the market price of the Fund’s common stock is less than the net asset value, the Plan Administrator will buy Fund shares on behalf of the Participant in the open market, on the New York Stock Exchange (NYSE) or elsewhere. The price per share will be equal to the weighted average price of all shares purchased, including commissions. Commission rates are currently $0.02 per share, although the rate is subject to change and may vary. If, following the commencement of purchases and before the Plan Administrator has completed its purchases, the trading price equals or exceeds the most recent net asset value of the common shares, the Plan Administrator may cease purchasing shares on the open market and the Fund may issue the remaining shares at a price equal to the greater of (a) the net asset value on the last day the Plan Administrator purchased shares or (b) 95% of the market price on such day. In the case where the Plan Administrator has terminated open market purchases and the Fund has issued the remaining shares, the number of shares received by the Participant in respect of the cash distribution will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issued the remaining shares. Under certain circumstances, the rules and regulations of the Securities and Exchange Commission may require limitation or temporary suspension of market purchases of shares under the Plan. The Plan Administrator will not be accountable for its inability to make a purchase during such a period.

If on the payable date of the distribution, the market price is equal to or exceeds the net asset value, Participants will be issued new shares by the Fund at the greater of the (a) the net asset value on the payable date or (b) 95% of the market price on such date.

The automatic reinvestment of distributions will not relieve Participants of any income tax which may be payable on such distributions. A Participant in the Plan will be treated for federal income

Automatic Reinvestment and Cash Purchase Plan (Continued)

tax purposes, as having received on a payment date, a distribution in an amount equal to the cash the participant could have received instead of shares. If you participate in the Plan, you will receive a Form 1099-DIV concerning the Federal tax status of distributions paid during the year.

Voluntary Cash Purchase Plan

Participants in the Plan have the option of making additional cash payments for investment in shares of the Fund. Such payments can be made in any amount from $100 per payment to $3,000 per month. The Plan Administrator will use the funds received to purchase Fund shares in the open market on the 15th of each month or the next business day if the 15th falls on a weekend or holiday (the “Investment Date”). The purchase price per share will be equal to the weighted average price of all shares purchased on the Investment Date, including commissions. There is no charge to shareholders for Cash Purchases. The plan administrator’s fee will be paid by the Fund. However, each participating shareholder will pay pro rata share of brokerage commissions incurred (currently $0.02 per share, but may vary and is subject to change) with respect to the Plan Administrator’s open market purchases in connection with all cash investments. Voluntary cash payments should be sent to Computershare Trust Company, N.A., PO Box 43078, Providence, RI 02940-3078.

Participants have an unconditional right to obtain the return of any cash payment if the Plan Administrator receives written notice at least 5 business days before such payment is to be invested.

Automatic Monthly Investment

Participants in the Plan may purchase additional shares by means of an Automatic Monthly Investment of not less than $100 nor more than $3,000 per month by electronic funds transfer from a predesignated U.S bank account. If a Participant has already established a Plan account and wishes to initiate Automatic Monthly Investments, the Participant must complete and sign an automatic monthly investment form and return it to the Plan Administrator together with a voided check or deposit slip for the account from which funds are to be withdrawn. Automatic monthly investment forms may be obtained from the Plan Administrator by calling 1-866-270-7788.

Termination of Shares

Shareholders wishing to liquidate shares held with the Plan Administrator must do so in writing or by calling 1-866-270-7788.

The Plan Administrator does not charge a fee for liquidating your shares; however, a brokerage commission of $0.02 will be charged. This charge may vary and is subject to change.

Once terminated, you may re-enroll in the Plan (provided you still have shares registered in your name) by contacting the Plan Administrator at 1-866-270-7788.

Additional Information

For more information regarding the Automatic Reinvestment and Cash Purchase Plan, please contact the Plan Administrator at 1-866-270-7788 or visit our website at Virtus.com.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such distribution. The Plan also may be amended or terminated by the Plan Administrator with at least 90 days written notice to participants in the Plan.

FUND MANAGEMENT TABLES

Information pertaining to the Trustees and Officers of the Company as of December 31, 2016, is set forth below.

The address of each individual, unless otherwise noted, is c/o Virtus Total Return Fund, 100 Pearl Street, Hartford, CT 06103.

Disinterested Trustees

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Trusteeships Held by Trustee
Philip R. McLoughlin YOB: 1946 Elected: 2011 Chairman 74 Portfolios	Retired. Director and Chairman (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee/Director and Chairman (since 2011), Virtus Closed-End Funds (3 funds); Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (9 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (4 funds); Director (since 1991) and Chairman (since 2010), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Complex (52 portfolios).
William R. Moyer YOB: 1944 Elected: 2011 4 Portfolios	Financial and Operations Principal (2006 to present), Newcastle Distributors LLC (broker dealer); Partner (2006 to 2012), CrossPond Partners, LLC (strategy consulting firm); Director and Treasurer, CT Invention Convention (1986 to present); and former Chief Financial Officer, Phoenix Investment Partners. Director (since 2016), Virtus Global Dividend & Income Fund Inc.; Advisory Board Member (since 2016), The Zweig Fund, Inc.; Trustee (2013 to 2016), Virtus Alternative Solutions Trust; Trustee/Director (since 2011), Virtus Closed-End Funds (3 Funds).
James M. Oates YOB: 1946 Elected: 2013 70 Portfolios	Managing Director (since 1994), Wydown Group (consulting firm). Director (since 2016), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee (since 2016) Virtus Variable Insurance Trust (9 portfolios); Trustee/Director (since 2013), Virtus Closed-End Funds (3 funds); Trustee (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Chairman and Trustee (since 2005), John Hancock Fund Complex (228 portfolios); Director (2002 to 2014), New Hampshire Trust Company; Chairman (since 2000), Emerson Investment Management, Inc.; Non-Executive Chairman (2000 to 2014), Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services); Chairman and Director (1999 to 2014), Connecticut River Bank; Director (since 1996), Stifel Financial; and Trustee (since 1987), Virtus Mutual Fund Complex (52 portfolios).
James B. Rogers, Jr. YOB: 1942 Elected: 2016 5 Portfolios	Director (since 1986), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Non-Executive Director, Crusader Resources Limited (since 2016); Director, First China Financial Network Holdings Limited (since 2014); Director, Phos Agro (since 2014); Director, Spanish Mountain Gold Limited (since 2014); Director, Genagro Services, Ltd. (since 2011); Director, FAB Universal Corp. (2013-2014); Chairman, Beeland Interests (Media and Investments) (since 1980).
R. Keith Walton YOB: 1964 Elected: 2016 5 Portfolios	Trustee/Director (since 2016), Virtus Closed-End Funds (3 funds); Director (since 2004), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc. (since 2013); Director, Blue Crest Capital Management Funds (since 2006).

FUND MANAGEMENT TABLES (Continued)

Interested Trustee

The individual listed below is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
George R. Aylward* Trustee and President YOB: 1964 Elected: 2012 70 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions with Virtus affiliates (since 2005). Chairman and Trustee (since 2015), Virtus ETF Trust II (1 fund); Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, PLC (2 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (9 portfolios); Trustee and President (since 2011), Virtus Closed-End Funds (3 funds); Trustee (since 2006), Virtus Mutual Funds (52 portfolios); and Director, President and Chief Executive Officer (since 2006), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.

*	Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

Advisory Board Members

Name Year of Birth Year Elected # of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
William H. Wright II YOB: 1960 Advisory Member Appointed: 2016	Director (since 1999) and Chairman (since 2010), Josiah Macy Foundation; Director of Mount Sinai Health Systems (since 1999); Retired Managing Director of Morgan Stanley (1982-2010); Member of Yale University Council (2001-2012); Chairman of the Board of Yale Alumni Fund (2004-2006).
Brian T. Zino YOB: 1952 Advisory Member Appointed: 2016	Retired President, J&W Seligman Co. Inc. (1994-2008); Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2016), Duff & Phelps Select Energy MLP Fund Inc.; Advisory Board Member (since 2016), Virtus Total Return Fund; Director (since 2014), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Trustee, Bentley University (since 2011); Director, J&W Seligman Co. Inc. (1986-2008); Director, ICI Mutual Ins Co (1998-2009); Member, Board of Governors of Investment Company Institute (1998-2008).

FUND MANAGEMENT TABLES (Continued)

Officers of the Trust Who Are Not Trustees

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Francis G. Waltman YOB: 1962	Executive Vice President (since 2013); Senior Vice President (2011 to 2013).	Executive Vice President, Product Development (since 2009), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various senior officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2013), Senior Vice President (2008 to 2013), Virtus Mutual Fund Complex; Executive Vice President (since 2013), Senior Vice President (2010 to 2013), Virtus Variable Insurance Trust; Executive Vice President (since 2013), Senior Vice President (2011 to 2013), Virtus Closed-End Funds; Director (since 2013), Virtus Global Funds PLC; and Executive Vice President (since 2013), Virtus Alternative Solutions Trust.
Nancy J. Engberg YOB: 1956	Vice President and Chief Compliance Officer since 2011.	Vice President (since 2008) and Chief Compliance Officer (2008 to 2011 and since 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2003) with Virtus affiliates; Vice President and Chief Compliance Officer (since 2011), Virtus Mutual Fund Complex; Vice President (since 2010) and Chief Compliance Officer (since 2011), Virtus Variable Insurance Trust; Vice President and Chief Compliance Officer (since 2011), Virtus Closed-End Funds; Vice President and Chief Compliance Officer (since 2012), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Vice President and Chief Compliance Officer (since 2013), Virtus Alternative Solutions Trust; Chief Compliance Officer (since 2015), ETFis Series Trust I; and Chief Compliance Officer (since 2015), Virtus ETF Trust II.

FUND MANAGEMENT TABLES (Continued)

Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
W. Patrick Bradley YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013), Chief Financial Officer and Treasurer since 2011.	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2006) with Virtus affiliates; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2004), Virtus Variable Insurance Trust; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2006), Virtus Mutual Fund Complex; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2012 to 2013) and Treasurer (Chief Financial Officer) (since 2007), The Zweig Fund, Inc. and Virtus Global Dividend & Income Fund Inc.; Executive Vice President (since 2016), Senior Vice President (2013 to 2016), Vice President (2011 to 2013), Chief Financial Officer and Treasurer (since 2011), Virtus Closed-End Funds; Vice President and Assistant Treasurer (since 2011), Duff & Phelps Global Utility Income Fund Inc.; Director (since 2013), Virtus Global Funds, PLC; and Executive Vice President (since 2016), Senior Vice President, Chief Financial Officer and Treasurer (2013 to 2016), Virtus Alternative Solutions Trust.
William Renahan YOB: 1970	Vice President, Chief Legal Officer, Counsel and Secretary since 2012.	Vice President, Chief Legal Officer, and Secretary of various Virtus-affiliated closed-end funds (since 2012); Vice President and Secretary of Duff & Phelps Global Utility Income Fund Inc. (since 2012), DNP Select Income Funds Inc., Duff & Phelps Utility and Corporate Bond Trust, Inc., and DTF Tax-Free Income Funds Inc. (since 2015); Secretary (since 2014) and General Counsel (since 2015) of Duff & Phelps Investment Management Co.; and Managing Director, Legg Mason, Inc. and predecessor firms (1999-2012).

AMENDED AND RESTATED BYLAWS

Effective April 7, 2016, the Fund’s Board amended and restated in its entirety the Bylaws of the Fund (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws include, among other revisions, a revised advanced notice provision for shareholder nominees for Trustees and proposals for other business that provides for a window of 150 to 120 days prior to the anniversary of the prior year’s proxy statement date. The foregoing description of any revisions made in the Amended and Restated Bylaws is qualified in its entirety by the full text of the Amended and Restated Bylaws effective as of April 7, 2016, which are available by writing to the Secretary of the Fund at 101 Munson Street, Greenfield, MA 01301-9668.

VIRTUS TOTAL RETURN FUND

101 Munson Street

Greenfield, MA 01301-9668

Board of Trustees

Philip R. McLoughlin, Chairman

George R. Aylward

William R. Moyer

James M. Oates

James B. Rogers, Jr.

R. Keith Walton

William H. Wright II, Advisory Member

Brian T. Zino, Advisory Member

Officers

George R. Aylward, President

Francis G. Waltman, Executive Vice President

W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer

Nancy J. Engberg, Vice President and Chief Compliance Officer

William Renahan, Vice President, Chief Legal Officer and Secretary

Investment Adviser

Virtus Investment Advisers, Inc.

100 Pearl Street

Hartford, CT 06103-4506

Administrator

Virtus Fund Services, LLC

100 Pearl Street

Hartford, CT 06103-4506

Custodian

JPMorgan Chase Bank, NA

1 Chase Manhattan Plaza

New York, NY 10005-1401

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

2 Commerce Square Suite 1700

2001 Market Street

Philadelphia, PA 19103-7042

Transfer Agent

Computershare Trust Company NA

P.O. Box 43078

Providence, RI 02940-3078

How to Contact Us

Shareholder Services 1-866-270-7788

Website www.Virtus.com

Important Notice to Shareholders

The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-866-270-7788.

For more information about

Virtus Closed-End Funds, please

contact us at 1-866-270-7788

or closedendfunds@virtus. com

or visit Virtus.com.

8523	01-17

Item 2.	Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)	The Registrant’s Board of Trustees has determined that William Moyer possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Moyer as the Audit Committee’s financial expert. Mr. Moyer is an “independent” Trustee, as defined in paragraph (a)(2) of Item 3.

(a)(3)	Not Applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $26,525 for 2016 and $26,000 for 2015.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $4,479 for 2016 and $4,746 for 2015. Such audit-related fees include out of pocket expenses.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $3,700 for 2016 and $3,950 for 2015.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2016 and $0 for 2015.

(e)(1)	All services to be performed for the Registrant by PwC must be pre-approved by the audit committee. All services performed during 2016 and 2015 were pre-approved by the committee.

The Virtus Total Return Fund (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by PwC. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Board. As noted above, the Board must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Board believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Board without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that [Mr. William Moyer], Chair of the Audit Committee, may provide pre-approval for such services that meet the above requirements in the event such approval is sought between regularly scheduled meetings. In any event, the Board is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	0%

(c)	0%

(d)	N/A

(f)	The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $669,623 for 2016 and $553,483 for 2015.

(h)	The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

(a)	The Registrant has a separately designated audit committee consisting of all the independent directors of the Registrant. The members of the audit committee are: William Moyer, Phil McLoughlin, R. Keith Walton, James B. Rogers and James Oates.

(b)	If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are as follows:

POLICY REGARDING PROXY VOTING

The Boards of the Funds1 have adopted this Policy to govern the exercise of stock ownership rights with respect to Fund Portfolio Holdings.

I.	Definitions. As used in this Policy, the following terms shall have the meanings ascribed below:

A.	“Adviser” refers to the primary adviser of each registered investment company covered by this policy.

B.	“Board” refers to the Boards of Trustees or Directors of the Funds (collectively, the “Fund”).

C.	“Corporate Governance Matters” refers to changes involving the corporate ownership or structure of an issuer whose securities are within a Portfolio Holding, including changes in the state of incorporation, changes in capital structure, including increases and decreases of capital and preferred stock issuance, mergers and other corporate restructurings, and anti-takeover provisions such as staggered boards, poison pills, and supermajority voting provisions.

D.	“Delegate” refers to the Adviser or Subadviser to whom responsibility has been delegated to vote proxies for the applicable Portfolio Holding, including any qualified, independent organization engaged by an Adviser or Subadviser to vote proxies on behalf of such delegated entity.

E.	“Management Matters” refers to stock option plans and other management compensation issues.

F.	“Portfolio Holding” refers to any company or entity whose securities are held within the investment portfolio(s) of one or more of the Funds as of the date a proxy is solicited.

G.	“Proxy Contests” refer to any meeting of shareholders of an issuer for which there are at least two sets of proxy statements and proxy cards, one solicited by management and the others by a dissident or group of dissidents.

H.	“Social Issues” refers to social and environmental issues.

I.	“Subadviser” refers, individually or collectively, to each registered investment adviser that serves as investment subadviser to one or more of the Fund.

J.	“Subadviser Procedures” shall have such meaning as described in Article IV, Section C hereof.

K.	“Takeover” refers to hostile or “friendly” efforts to effect radical change in the voting control of the board of directors of a company.

[1]	Funds include Virtus Alternative Solutions Trust, Virtus Equity Trust, Virtus Insight Trust, Virtus Opportunities Trust, Virtus Retirement Trust, Virtus Global Multi-Sector Income Fund, Virtus Total Return Fund, Virtus Variable Insurance Trust, Duff & Phelps Select Energy MLP Fund, Inc., The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

II.	General Policy. It is the intention of the Fund to exercise stock ownership rights in Portfolio Holdings in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Fund. Accordingly, the Fund or its Delegate(s) shall endeavor to analyze and vote all proxies that are considered likely to have financial implications, and, where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Fund and its Delegate(s) must also identify potential or actual conflicts of interest in voting proxies and address any such conflict of interest in accordance with this Policy.

III.	Factors to consider when voting.

A.	A Delegate may abstain from voting when it concludes that the effect on shareholders’ economic interests or the value of the Portfolio Holding is indeterminable or insignificant.

B.	In analyzing anti-takeover measures, the Delegate shall vote on a case-by-case basis taking into consideration such factors as overall long-term financial performance of the target company relative to its industry competition. Key measures which shall be considered include, without limitation, five-year annual compound growth rates for sales, operating income, net income, and total shareholder returns (share price appreciation plus dividends). Other financial indicators that will be considered include margin analysis, cash flow, and debit levels.

C.	In analyzing contested elections, the Delegate shall vote on a case-by-case basis taking into consideration such factors as the qualifications of all director nominees. The Delegate shall also consider the independence and attendance record of board and key committee members. A review of the corporate governance profile shall be completed highlighting entrenchment devices that may reduce accountability.

D.	In analyzing corporate governance matters, the Delegate shall vote on a case-by-case basis taking into consideration such factors as tax and economic benefits associated with amending an issuer’s state of incorporation, dilution or improved accountability associated with changes in capital structure, management proposals to require a supermajority shareholder vote to amend charters and bylaws and bundled or “conditioned” proxy proposals.

E.	In analyzing executive compensation proposals and management matters, the Adviser shall vote on a case-by-case basis taking into consideration such factors as executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

F.	In analyzing proxy contests for control, the Delegate shall vote on a case-by-case basis taking into consideration such factors as long-term financial performance of the target company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

G.

In analyzing shareholder proposals, the Delegate shall vote on a case-by-case basis taking into consideration such factors as whether implementation of the proposal is likely to enhance or protect shareholder value; whether the issue(s) presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation; if the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal; whether the proposal’s request is unduly burdensome or overly prescriptive; whether any increase in disclosure or transparency requested would have a deleterious impact; and whether the company’s current approach to the issue(s) presented are comparative to current industry practice.

IV.	Delegation.

A.	In the absence of a specific direction to the contrary from the Board of the Fund, the Adviser or Sub-adviser that is managing a Fund is responsible for voting proxies for all Portfolio Holdings of such Fund in accordance with this Policy, or for delegating such responsibility as described below.

B.	The Adviser and any Subadviser delegated with authority to vote proxies for Portfolio Holdings shall be deemed to assume a duty of care to safeguard the best interests of the Fund and its shareholders. No Delegate shall accept direction or inappropriate influence from any other client, director or employee of any affiliated company and shall not cast any vote inconsistent with this Policy without obtaining the prior approval of the Fund or its duly authorized representative(s).

C.	With regard to each Fund for which there is a duly appointed Subadviser to whom the Adviser has delegated authority to vote proxies for Portfolio Holdings, the Subadviser shall vote proxies for the Portfolio Holdings in accordance with Articles II, III and V of this Policy, provided, however, that the Subadviser may vote proxies in accordance with its own proxy voting policy/procedures (“Subadviser Procedures”) provided that the Adviser must have reviewed the Subadviser Procedures and determined them to be reasonably designed to further the best economic interests of the affected Fund shareholders. The Subadviser will promptly notify the Adviser of any material changes to the Subadviser Procedures. The Adviser will periodically review the votes by the Subadviser for consistency with this Policy.

D.	With regard to each Fund for which there is a duly appointed Subadviser, the Adviser may retain responsibility for voting any and/or all applicable proxies.

V.	Conflicts of Interest.

A.	The Fund and its Delegate(s) seek to avoid actual or perceived conflicts of interest in the voting of proxies for Portfolio Holdings between the interests of Fund shareholders, on one hand, and those of the Adviser, Subadviser, Delegate, principal underwriter, or any affiliated person of the Fund, on the other hand. The Board may take into account a wide array of factors in determining whether such a conflict exists, whether such conflict is material in nature, and how to properly address or resolve the same.

While each conflict situation varies based on the particular facts presented and the requirements of governing law, the Board or its delegate(s) may take the following actions, among others, or otherwise give weight to the following factors, in addressing material conflicts of interest in voting (or directing Delegates to vote) proxies pertaining to Portfolio Holdings: (i) rely on the recommendations of an established, independent third party with qualifications to vote proxies such as Institutional Shareholder Services; (ii) vote pursuant to the recommendation of the proposing Delegate; (iii) abstain; (iv) where two or more Delegates provide conflicting requests, vote shares in proportion to the assets under management of each proposing Delegate; (v) vote shares in the same proportion as the vote of all other holders of shares of such issuer; or (vi) the Adviser may vote proxies where the subadviser has a direct conflict of interest.

B.	Each Adviser or Subadviser that is managing a Fund shall promptly notify the Chief Compliance Officer of the Fund (or, in the case of a Subadviser, the Chief Compliance Officer of the Adviser) in the event that any actual or potential conflict of interest is identified, and provide the Adviser’s or Subadviser’s recommendations for protecting the best interests of Fund’s shareholders. No Adviser (or Subadviser) shall waive any conflict of interest or vote any conflicted proxies without the prior approval of the Fund CCO or the Board (or the Executive Committee thereof) pursuant to section C of this Article.

C.	In the event that a determination, authorization or waiver under this Policy is requested at a time other than a regularly scheduled meeting of the Board, the Fund CCO shall be empowered with the power and responsibility to interpret and apply this Policy and provide a report of his or her determination(s), authorization(s) or waiver(s) at the next following meeting of the Board.

VI.	Miscellaneous.

A.	A copy of the current Policy Regarding Proxy Voting and the voting records for each Fund (Form N-PX) shall be kept in an easily accessible place and available for inspection either physically or through electronic posting on an approved website. The Fund shall provide a copy of its most recent Form N-PX filing to any shareholder within three business days of receipt of such request.

B.	The Fund CCO shall present a report of any material deviations from this Policy at the next regularly scheduled meeting of the Board and shall provide such other reports as the Board may request from time to time. Each Adviser and/or Subadviser shall provide to the Fund a record of its effectuation of proxy voting pursuant to this Policy at such times and in such format or medium as the Fund shall reasonably request. Each Adviser and each affected Subadviser shall be solely responsible for complying with the disclosure and reporting requirements under applicable laws and regulations, including, without limitation, Rules 204-2 and 206(4)-6 under the Investment Advisers Act of 1940 (the “1940 Act”), as amended. Each Adviser and/or Subadviser shall gather, collate and present information relating to the proxy voting activities of itself and/or its Delegate(s) in such format and medium as the Fund shall request in order for the Fund to discharge its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act.

C.	Each Adviser and/or each affected Subadviser shall pay all costs associated with proxy voting for Portfolio Holdings pursuant to this Statement of Policy and for providing records to the Fund in appropriate detail and format to facilitate its disclosure and reporting obligations pursuant to Rule 30b1-4 under the 1940 Act

D.	Each Adviser or Subadviser may delegate its responsibilities hereunder to a proxy committee established from time to time by the Adviser or Subadviser, as the case may be. In performing its duties hereunder, the Adviser or Subadviser, or any duly authorized committee, may engage the services of a research and/or voting adviser or agent, the cost of which shall be borne by such entity.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	The Fund’s sub-advisers are Duff & Phelps Investment Management Co (“Duff & Phelps”) and Newfleet Asset Management, LLC. The names, titles and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”) and each Portfolio Manager’s business experience during the past 5 years as of the date of filing of this report:

Duff & Phelps Investment Management Co. Portfolio Management Team

Randle L. Smith

Mr. Smith has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently he is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and senior global electric analyst for the DNP Select Income Fund Inc. He was a Managing Director of Duff & Phelps from 1996-1998. From 1990-1995, Mr. Smith was employed by Duff & Phelps Investment Research Co., where he served as a Managing Director (1995), a Vice President (1992-1994), an Assistant Vice President (1991) and an Analyst (1990). Mr. Smith concentrates his research on the global electrical and natural gas industries.

Connie M. Luecke

Ms. Luecke has been a Senior Managing Director since 2014 and Senior Vice President of Duff & Phelps since January 1998. Currently, she is a Co-Portfolio Manager for the Virtus Global Infrastructure Fund and the senior telecommunications analyst for the DNP Select Income Fund Inc. She was a Managing Director of Duff & Phelps from 1996-1998. From 1992-1995, Ms. Luecke was employed by Duff & Phelps Investment Research Co., where she served as a Managing Director (1995), a Vice President (1994), an Assistant Vice President (1993) and an Analyst (1992). Ms. Luecke concentrates her research on the global telecommunications and transportation infrastructure industries.

Newfleet Asset Management, LLC

David L. Albrycht, CFA

President and Chief Investment Officer

David Albrycht is president and chief investment officer of Newfleet Asset Management, an investment management affiliate of Virtus Investment Partners. Prior to joining Newfleet in 2011, Mr. Albrycht was executive managing director and senior portfolio manager with Goodwin Capital Advisers, a former Virtus investment management subsidiary. He joined the Goodwin multi-sector fixed income team in 1985 as a credit analyst and has managed fixed income portfolios since 1991.

Mr. Albrycht is the portfolio manager of the Virtus Multi-Sector Short Term Bond Fund since 1993, Virtus Multi-Sector Intermediate Bond Fund since 1994, Virtus Senior Floating Rate Fund since 2008, and co-manager of Virtus Tactical Allocation Fund and Virtus High Yield Fund since 2011, Virtus Bond Fund, Virtus Balanced Fund, and Virtus Low Duration Income Fund since 2012, and Virtus Strategic Income Fund since 2014. He also manages several variable investment options and is co-manager of two closed-end funds, Virtus Total Return Fund (NYSE: DCA) and Virtus Global Multi-Sector Income Fund (NYSE: VGI).

Mr. Albrycht previously was Goodwin’s director of credit research. In addition, he managed the Phoenix MISTIC CDO, a $1 billion multi-sector collateralized debt obligation, where he was responsible for credit analysis and deal structure.

Mr. Albrycht earned a B.A., cum laude, from Central Connecticut State University and an M.B.A., with honors, from the University of Connecticut. He holds the Chartered Financial Analyst designation. He has been working in the investment industry since 1985.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member

There may be certain inherent conflicts of interest that arise in connection with the portfolio managers’ management of the Fund’s investments and the investments of any other accounts they manage. Such conflicts could include the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund’s shareholders. Each Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund’s most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of any Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

The following table provides information as of November 30, 2016, regarding any other accounts managed by the portfolio managers and portfolio management team members for the Fund. As noted in the table, the portfolio managers managing the Funds may also manage or be members of management teams for other mutual funds within the Virtus Mutual Fund complex or other similar accounts.

Name of Portfolio Manager or Team Member	Type of Accounts	Total No. of Accounts Managed	Total Assets (in millions)	No. of Accounts where Advisory Fee is Based on Performance	Total Assets in Accounts where Advisory Fee is Based on Performance
Connie Luecke	Registered Investment Companies:	2	$289m	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
Randle Smith	Registered Investment Companies:	2	$289m	0	0
	Other Pooled Investment Vehicles:	0	0	0	0
	Other Accounts:	0	0	0	0
David L. Albrych	Registered Investment Companies:	20	$10.2 b	2	$163.2m
	Other Pooled Investment Vehicles:	1	43.5m	0	0
	Other Accounts:	0	0	0	0

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Virtus, along with its affiliated investment management firms, including Duff & Phelps, Newfleet, and Kayne (collectively, “Virtus”), is committed to attracting and retaining the highest caliber employees and investment talent. The company’s compensation and benefits program is comprehensive and designed to reward performance and commitment to our shareholders. Virtus personnel receive a competitive base salary, an incentive bonus opportunity, and a benefits package. Certain professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Certain key individuals also have the opportunity to take advantage of a long-term incentive compensation program, including potential awards of Virtus restricted stock units (“RSUs”) with multi-year vesting, subject to Virtus corporate board approval, and opportunities to defer their compensation and reduce tax implications.

Following is a more detailed description of Virtus’ compensation structure.

•	Base Salary – Each individual is paid a fixed base salary, which is designed to be competitive in light of the individual’s experience and responsibilities. Virtus management uses independent, third-party compensation surveys of the investment industry to evaluate competitive market compensation for its employees.

•	Incentive Bonus – Incentive bonus pools for non-investment personnel are generally based upon overall Virtus profitability. Annual incentive payments for investment personnel are based on targeted compensation levels, adjusted for profitability and investment performance factors, and a subjective assessment of contribution to the team effort. Individual payments are assessed using comparisons of actual investment performance with specific peer group or index measures. For compensation purposes, a fund’s performance is generally measured over one-, three-, and five-year periods and an individual manager’s participation is based on the performance of each fund/account managed. The short-term incentive payment is generally paid in cash, but a portion may be payable in Virtus RSUs.

•	Other Benefits – Employees are also eligible to participate in broad-based plans offered by Virtus, including 401(k), health, and other employee benefit plans.

While portfolio manager compensation contains a performance component, this component is adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risk. This approach ensures that investment management personnel remain focused on managing and acquiring securities that correspond to a fund’s mandate and risk profile and are discouraged from taking on more risk and unnecessary exposure to chase performance for personal gain. We believe we have appropriate controls in place to handle any potential conflicts that may result from a substantial portion of portfolio manager compensation being tied to performance. The Fund Chief Compliance Officer reports any “Whistle Blower” complaints involving the Funds to the Audit Committee(s) of the applicable Fund Board(s) on a quarterly basis. As both the Virtus and the Fund Procedures prohibit inappropriate retaliation against employees, there are no current plans to amend these Procedures.

(a)(4)	Disclosure of Securities Ownership

[Please provide a dollar range of the Portfolio Manager’s holdings in the registrant. Choose from the following ranges: $0; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000, or over $1,000,000.]

For the most recently completed fiscal year ended November 30, 2016, beneficial ownership of shares of the Fund by Ms. Luecke and Messrs. Smith and Albrycht are as follows. Beneficial ownership was determined in accordance with rule 16a-1(a)(2) under the Securities Exchange Act of 1934 (17 CFR 240.161-1(a)(2)).

Name of Portfolio Manager or Team Member	Dollar ($) Range of Fund Shares Beneficially Owned
Connie Luecke	$50,001-$100,001
Randle Smith	$0-$10,001
David L. Albrycht	$0

(b)	Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(12.other)      Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Virtus Total Return Fund

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 02/03/2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 02/03/2017

By (Signature and Title)* /s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer, and Treasurer
(principal financial officer)

Date 02/03/2017

*	Print the name and title of each signing officer under his or her signature.